As filed with the Securities and Exchange Commission on April 27, 2022

Registration No. 002-35439

Investment Company Act File No. 811-01800

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 145

Registration Statement Under The Investment Company Act Of 1940

Amendment No. 145

U.S. GLOBAL INVESTORS FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Jessica Chase, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b);
[X]	on May 1, 2022, pursuant to paragraph (b);
[ ]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on , pursuant to paragraph (a)(1);
[ ]	75 days after filing pursuant to paragraph (a)(2);
[ ]	on , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Investor Class Shares
Prospectus

May 1, 2022

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

U.S. Global Investors Funds

Equity Funds	Emerging Markets Funds
Global Luxury Goods Fund (USLUX)	Emerging Europe Fund (EUROX)
(Formerly the Holmes Macro Trends Fund)	China Region Fund (USCOX)

Gold and Natural Resources Funds	Bond Funds
Gold and Precious Metals Fund (USERX)	Near-Term Tax Free Fund (NEARX)
World Precious Minerals Fund (UNWPX)	U.S. Government Securities Ultra-Short Bond Fund (UGSDX)
Global Resources Fund (PSPFX)

Table of Contents

Summary Section Equity Funds
Global Luxury Goods Fund	1
Summary Section Gold and Natural Resources Funds
Gold and Precious Metals Fund	6
World Precious Minerals Fund	11
Global Resources Fund	16
Summary Section Emerging Market Funds
Emerging Europe Fund	21
China Region Fund	26
Summary Section Bond Funds
Near-Term Tax Free Fund	31
U.S. Government Securities Ultra-Short Bond Fund	34
Investment Objectives, Principal Investment Strategies and Related Risks
Global Luxury Goods Fund	37
Gold and Precious Metals Fund	38
World Precious Minerals Fund	38
Global Resources Fund	38
Emerging Europe Fund	40
China Region Fund	40
Near-Term Tax Free Fund	41
U.S. Government Securities Ultra-Short Bond Fund	42
Common Investment Practices and Related Risks	51
Portfolio Holdings	53
Fund Management	53
Shareholder Information	55
Pricing of Fund Shares	55
Opening an Account	55
Funding an Account	55
Minimum Investments	55
How to Purchase, Redeem and Exchange Shares	56
Important Shareholder Information	57
Distributions and Taxes	59
Financial Highlights	62

Global Luxury Goods Fund

INVESTMENT OBJECTIVE

The Global Luxury Goods Fund’s primary objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	1.13%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.61%
Total annual fund operating expenses	1.99%
Expense waiver(2)	(0.06)%
Total annual expenses after reimbursements	1.93%

(1)	The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) is calculated and accrued daily at an annual rate based on the fund’s average daily net assets, and consists of a base fee of 1.00% that may be adjusted upward or downward depending upon the performance of the fund relative to its designated benchmark index (the “performance adjustment”). For this purpose, the fund’s cumulative performance is compared to that of the S&P Composite 1500 Index over a 12-month rolling period. When the difference between the fund’s performance and the performance of the S&P Composite 1500 Index is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. If the fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of the S&P Composite 1500 Index, the base advisory fee will be increased by 0.25%. If the fund’s cumulative performance falls below the S&P Composite 1500 Index by 5% or more, the base advisory fee will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 0.75% (in the event that the performance of the fund exceeds the S&P Composite 1500 Index by 5% or more) to a maximum of 1.25% (in the event that the performance of the fund lags the S&P Composite 1500 Index by 5% or more).

(2)	The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.80% for the Global Luxury Goods Fund on an annualized basis through April 30, 2023. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after April 30, 2023.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$196	$619	$1,067	$2,312

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 177% for the fiscal year ended December 31, 2021.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may participate in private placements and initial public offerings (IPOs). The fund may also purchase call and put options, and the fund’s current intention is to purchase only exchange-traded options. The fund may purchase put options to hedge the fund’s portfolio against a possible loss, and the fund may purchase call options as a substitute to purchasing the underlying security. The fund’s use of options may also include participation in long-term equity anticipation securities (LEAPS). The fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 10% of the fund’s total assets. In an effort to enhance the fund’s risk-adjusted performance, the fund may enter into covered option writing transactions. The fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets.

The fund may also invest in fixed-income securities of any credit quality and maturity, and the weighted average maturity of the portfolio may vary substantially over time. Up to 10% of the fund’s net assets may be invested in fixed-income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in one of the top four categories by a national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed-income securities held by the fund may be illiquid.

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

●	Risk of Investing in the Luxury Goods Industry. Companies in the luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

●	Consumer Discretionary Risk. Companies in the consumer discretionary sector are subject to risks associated with fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others.

●	Small- and Mid-Sized Companies Risk. The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

●	Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Initial Public Offering Risk. The fund may purchase securities in an initial public offering (“IPO”), which may be illiquid; thus the fund may not be able to dispose of them promptly at the price at which they are valued.

●	Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

●	Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

●	Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

●	Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates may be heightened. Fixed- income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

●	Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ maturity, reduce the Fund’s return and cause the Fund to reinvest in lower yielding securities.

●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

The fund changed its investment strategy on July 1, 2020. Prior to that date, the fund invested in a diversified portfolio of equity and equity-related securities of companies in the S&P Composite 1500 Index, with a focus on companies achieving high return on invested capital metrics and an emphasis on mid-capitalization companies. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to July 1, 2020 reflects the investment strategy in effect prior to that date.

Effective September 29, 2020, the Fund changed its primary benchmark from the S&P Global Luxury Index to the S&P Composite 1500 Index, although the Fund will continue to use the S&P Global Luxury Index as a “secondary index.” The Adviser believes that the inclusion in the performance table of the S&P Composite 1500 Index, which is a broad-based securities index, and the S&P Global Luxury Index, which represents a group of securities that aligns more closely with the Fund’s investment strategies, may provide a useful performance comparison to investors. The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600, while the S&P Global Luxury Index is a broad-based capitalization-weighted index of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

Annual Total Returns (as of December 31 each year)

Global Luxury Goods Fund

Best quarter shown in the bar chart above: 23.44% the fourth quarter of 2020.

Worst quarter shown in the bar chart above: (26.45)% in the first quarter of 2020.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Global Luxury Goods Fund
Return Before Taxes	25.02%	13.41%	10.86%
Return After Taxes on Distributions	18.82%	9.79%	8.20%
Return After Taxes on Distributions and Sale of Fund Shares	15.41%	8.93%	7.73%
S&P Global Luxury Index (reflects no deduction for fees, expenses or taxes)	23.26%	22.00%	15.10%
S&P Composite 1500 TR (reflects no deduction for fees, expenses or taxes)	28.45%	17.95%	16.35%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on

Distributions for the same period because of losses realized on the sale of fund shares.

No one index is representative of the Fund’s portfolio.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1994 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Global Luxury Goods Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Gold and Precious Metals Fund

INVESTMENT OBJECTIVE

The Gold and Precious Metals Fund seeks long-term growth of capital plus protection against inflation and monetary instability. The fund also pursues current income as a secondary objective.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	1.13%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.44%
Total annual fund operating expenses	1.82%

(1)	The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) is calculated and accrued daily at an annual rate based on the fund’s average daily net assets, and consists of a base fee of 0.90% that may be adjusted upward or downward depending upon the performance of the fund relative to its designated benchmark index (the “performance adjustment”). For this purpose, the fund’s cumulative performance is compared to that of the FTSE Gold Miners Index over a 12-month rolling period. When the difference between the fund’s performance and the performance of the FTSE Gold Miners Index is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. If the fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of the FTSE Gold Miners Index, the base advisory fee will be increased by 0.25%. If the fund’s cumulative performance falls below the FTSE Gold Miners Index by 5% or more, the base advisory fee will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 0.65% (in the event that the performance of the fund exceeds the FTSE Gold Miners Index by 5% or more) to a maximum of 1.15% (in the event that the performance of the fund lags the FTSE Gold Miners Index by 5% or more).

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$185	$573	$985	$2,137

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 56% for the fiscal year ended December 31, 2021.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the Gold and Precious Metals Fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally involved in the mining, fabrication, processing, marketing or distribution of precious metals including gold, silver, platinum group, palladium, as well as diamonds. The fund may invest in these precious metals directly and/or in equity and equity-related securities, such as exchange-traded funds (“ETFs”) that represent interests in, or related to, these precious metals. The fund may invest in foreign or emerging market securities. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).

The fund may invest in warrants to gain exposure to individual securities in the gold and precious metals industry over the long term. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The fund may also receive warrants when it participates in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

The fund may also short positions in the fund’s portfolio that are considered by the Adviser to be overvalued in an effort to realize a valuation discrepancy. A short position generally involves the sale of a security that the fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling the fund to repurchase the security later at the lower price.

The fund focuses on selecting companies with established producing mines that create a significant stream of cash flow. Senior mining companies that have proven reserves are more strongly influenced by the price of gold. The fund invests across senior mining companies, as well as junior and intermediate mining companies. Junior mining companies typically have small market capitalization and their growth generally comes from a major mining discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is typically greater than that of senior producers.

The Adviser’s stock selection process for established mining companies looks to identify companies with robust growth profiles and strong cash flows. In making security selections for junior and intermediate mining investments, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to rising commodity prices.

Although the fund has greater latitude to invest its assets in different precious metals, such as platinum, palladium and silver, it currently has significant investments in the gold sector. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The fund also may purchase call and put options, and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Industry Concentration Risk. The fund concentrates its investments in gold and other precious metals. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

●	Junior and Intermediate Mining Companies Risk. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

●	Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

●	Price Volatility Risk. The value of the fund’s shares may fluctuate significantly.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Gold and Precious Metals/Minerals Risk. The fund may invest in gold and precious metals directly and/or in equity and equity-related securities, such as ETFs that represent interests in, or related to, these precious metals and, therefore, is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if the fund derives more than 10% of its gross income from these investments in gold and precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the fund and its shareholders.

●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

●	Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the fund’s performance to be more volatile than if the fund had not been leveraged. Leveraging also may require that the fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the fund to losses in excess of the amounts invested or borrowed.

●	Initial Public Offering Risk. The fund may purchase securities in an initial public offering (“IPO”), which may be illiquid; thus the fund may not be able to dispose of them promptly at the price at which they are valued.

●	Short Position Risk. The fund will incur a loss from a short position if the value of the reference instrument increases after the time the fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the fund’s losses, and also may involve counterparty risk. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

●	Counterparty Risk. The fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the fund’s investment.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

The secondary index in the table below shows how the fund’s performance compares to a group of securities that aligns more closely with the fund’s investment strategies.

Annual Total Returns (as of December 31 each year)

Gold and Precious Metals Fund

Best quarter shown in the bar chart above: 65.99% in the second quarter of 2020.

Worst quarter shown in the bar chart above: (33.37)% in the second quarter of 2013.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Gold and Precious Metals Fund Return Before Taxes	(10.82)%	12.38%	0.17%
Return After Taxes on Distributions	(11.47)%	11.89%	(0.10)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.29)%	9.73%	0.03%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
FTSE Gold Mines Index (reflects no deduction for fees, expenses or taxes)	(10.38)%	9.64%	(3.32)%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

No one index is representative of the Fund’s portfolio.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2001. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Gold and Precious Metals Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include:

(1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

World Precious Minerals Fund

INVESTMENT OBJECTIVE

The World Precious Minerals Fund seeks long-term growth of capital plus protection against inflation and monetary instability.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	1.18%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.50%
Total annual fund operating expenses	1.93%

(1)	The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) is calculated and accrued daily at an annual rate based on the fund’s average daily net assets, and consists of a base fee of 1.00% that may be adjusted upward or downward depending upon the performance of the fund relative to its designated benchmark index (the “performance adjustment”). For this purpose, the fund’s cumulative performance is compared to that of the NYSE Area Gold Miners Index over a 12-month rolling period. When the difference between the fund’s performance and the performance of the NYSE Area Gold Miners Index is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. If the fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of the NYSE Area Gold Miners Index, the base advisory fee will be increased by 0.25%. If the fund’s cumulative performance falls below the NYSE Area Gold Miners Index by 5% or more, the base advisory fee will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 0.75% (in the event that the performance of the fund exceeds the NYSE Area Gold Miners Index by 5% or more) to a maximum of 1.25% (in the event that the performance of the fund lags the NYSE Area Gold Miners Index by 5% or more).

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$196	$606	$1,042	$2,254

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 41% for the fiscal year ended December 31, 2021.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally engaged in the exploration for, or mining and processing of, precious stones and minerals, including but not limited to, gold, silver, platinum group, palladium, rare earth minerals, and diamonds. The fund may invest in these precious minerals directly and/or in equity and equity-related securities, such as exchange-traded funds (“ETFs”) that represent interests in, or related to, these precious minerals. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).

The fund may invest in warrants to gain exposure to individual securities in the gold and precious minerals sector over the long term. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The fund may also receive warrants when it participates in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of a company.

The fund may also short positions in the fund’s portfolio that are considered by the Adviser to be overvalued in an effort to realize a valuation discrepancy. A short position generally involves the sale of a security that the fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling the fund to repurchase the security later at the lower price.

The fund focuses on selecting junior and intermediate exploration companies from around the world. Junior exploration companies typically have small market capitalization and no source of steady cash flow, and their growth generally comes from a major mining discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is typically greater than that of senior producers.

In making security selections for junior and intermediate mining investments, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price. The Adviser’s stock selection process for established mining companies looks to identify companies with robust reserve growth profiles and strong cash flows.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Although the fund has greater latitude to invest its assets in different precious minerals or metals stocks, it currently has significant investments in gold sector stocks. Gold companies include mining companies that exploit gold deposits that are supported by co- products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The fund also may purchase call and put options, and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Industry Concentration Risk. The fund concentrates its investments in precious minerals. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

●	Junior and Intermediate Mining Companies Risk. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

●	Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

●	Price Volatility Risk. The value of the fund’s shares may fluctuate significantly.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Gold and Precious Metals/Minerals Risk. The fund may invest in gold and precious metals directly and/or in equity and equity-related securities, such as ETFs that represent interests in, or related to, these precious metals and, therefore, is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if the fund derives more than 10% of its gross income from these investments in gold and precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the fund and its shareholders.

●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

●	Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the fund’s performance to be more volatile than if the fund had not been leveraged. Leveraging also may require that the fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the fund to losses in excess of the amounts invested or borrowed.

●	Initial Public Offering Risk. The fund may purchase securities in an initial public offering (“IPO”), which may be illiquid; thus the fund may not be able to dispose of them promptly at the price at which they are valued.

●	Short Position Risk. The fund will incur a loss from a short position if the value of the reference instrument increases after the time the fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the fund’s losses, and also may involve counterparty risk. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

●	Counterparty Risk. The fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the fund’s investment.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

The secondary index in the table below shows how the fund’s performance compares to a group of securities that aligns more closely with the fund’s investment strategies.

Annual Total Returns (as of December 31 each year)

World Precious Minerals Fund

Best quarter shown in the bar chart above: 78.57% in the second quarter of 2020.

Worst quarter shown in the bar chart above: (36.95)% in the second quarter of 2013.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
World Precious Minerals Fund Return Before Taxes	(14.19)%	3.28%	(4.58)%
Return After Taxes on Distributions	(29.18)%	(4.48)%	(8.61)%
Return After Taxes on Distributions and Sale of Fund Shares	(8.77)%	(1.01)%	(4.88)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	(8.85)%	10.46%	(3.26)%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

No one index is representative of the Fund’s portfolio.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2001. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – World Precious Minerals Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Global Resources Fund

INVESTMENT OBJECTIVE

The Global Resources Fund seeks long-term growth of capital plus protection against inflation and monetary instability.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	1.03%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.62%
Acquired fund fees and expenses(2)	0.02%
Total annual fund operating expenses	1.92%

(1)	The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) is calculated and accrued daily at an annual rate based on the fund’s average daily net assets, and consists of a base fee of 0.95% that may be adjusted upward or downward depending upon the performance of the fund relative to its designated benchmark index (the “performance adjustment”). For this purpose, the fund’s cumulative performance is compared to that of the S&P Global Natural Resources Index (Net Total Return) over a 12-month rolling period. When the difference between the fund’s performance and the performance of the S&P Global Natural Resources Index (Net Total Return) is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. If the fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of the S&P Global Natural Resources Index (Net Total Return), the base advisory fee will be increased by 0.25%. If the fund’s cumulative performance falls below the S&P Global Natural Resources Index (Net Total Return) by 5% or more, the base advisory fee will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 0.70% (in the event that the performance of the fund exceeds the S&P Global Natural Resources Index (Net Total Return) by 5% or more) to a maximum of 1.20% (in the event that the performance of the fund lags the S&P Global Natural Resources Index (Net Total Return) by 5% or more).

(2)	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights for the fund because the financial highlights do not include Acquired Fund Fees and Expenses (“AFFE”).

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$195	$603	$1,037	$2,243

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 135% for the fiscal year ended December 31, 2021.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population.

The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the fund will invest at least 80% of its net assets in equity and equity-related securities of companies involved in the natural resources industries, which include, among others, the following industries: natural gas, integrated oil companies, hard rock or oil and gas drilling, oil and gas exploration and production, oil and gas refining, oilfield equipment/services, aluminum, chemicals, base metals and specialty minerals, gold and precious metals, iron and steel, paper and forest products, agricultural products and commodities, agricultural producers and agricultural product wholesalers, containers and packaging, including packaged food companies, companies that supply materials to or generate wind, solar and hydro power or store energy, and uranium.

The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options, exchange-traded funds (“ETFs”) that represent interests in, or related to, natural resources, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).

The fund may receive warrants when it participates in a private placement. The warrants are provided by the issuer of the private placement as an incentive for investing in the initial financing of the company. The holder of a warrant has the right, until the warrant expires, to sell the warrant or to purchase a given number of shares of a particular issue at a specified price.

The fund may also short positions in the fund’s portfolio that are considered by the Adviser to be overvalued in an effort to realize a valuation discrepancy. A short position generally involves the sale of a security that the fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling the fund to repurchase the security later at the lower price.

For its “bottom-up” selection strategy, the Adviser looks at a company’s relative rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers relative valuation multiples to earnings and cash flow, expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund also may purchase call and put options, and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Industry Concentration Risk. The fund concentrates its investments in the natural resources industries and may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum

Exporting Countries) and other oil producing countries. Increased environmental regulations and limitations on production may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value of these companies is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

●	Price Volatility Risk. The value of the fund’s shares may fluctuate significantly.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

●	Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the fund’s performance to be more volatile than if the fund had not been leveraged. Leveraging also may require that the fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the fund to losses in excess of the amounts invested or borrowed.

●	Initial Public Offering Risk. The fund may purchase securities in an initial public offering (“IPO”), which may be illiquid; thus the fund may not be able to dispose of them promptly at the price at which they are valued.

●	Short Position Risk. The fund will incur a loss from a short position if the value of the reference instrument increases after the time the fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the fund’s losses, and also may involve counterparty risk. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

●	Counterparty Risk. The fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the fund’s investment.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

The secondary index in the table below shows how the fund’s performance compares to a group of securities that aligns more closely with the fund’s investment strategies.

Annual Total Returns (as of December 31 each year)

Global Resources Fund

Best quarter shown in the bar chart above: 38.21% in the second quarter of 2020.

Worst quarter shown in the bar chart above: (34.71)% in the first quarter of 2020.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Global Resources Fund Return Before Taxes	13.43%	8.52%	(0.65)%
Return After Taxes on Distributions	6.25%	6.27%	(2.00)%
Return After Taxes on Distributions and Sale of Fund Shares	8.18%	5.89%	(0.92)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
S&P Global Natural Resources Index (Net Total Return) (reflects no deduction for fees, expenses or taxes)	24.40%	8.94%	3.95%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

No one index is representative of the Fund’s portfolio.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Global Resources Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Emerging Europe Fund

INVESTMENT OBJECTIVE

The Emerging Europe Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	1.07%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	1.17%
Total annual fund operating expenses	2.49%

(1)	The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) is calculated and accrued daily at an annual rate based on the fund’s average daily net assets, and consists of a base fee of 1.25% that may be adjusted upward or downward depending upon the performance of the fund relative to its designated benchmark index (the “performance adjustment”). For this purpose, the fund’s cumulative performance is compared to that of the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) over a 12-month rolling period. When the difference between the fund’s performance and the performance of the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. If the fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the base advisory fee will be increased by 0.25%. If the fund’s cumulative performance falls below the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) by 5% or more, the base advisory fee will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 1.00% (in the event that the performance of the fund exceeds the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) by 5% or more) to a maximum of 1.50% (in the event that the performance of the fund lags the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) by 5% or more).

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$252	$776	$1,326	$2,826

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 169% for the fiscal year ended December 31, 2021.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Emerging Europe Fund invests, under normal market conditions, at least 80% of its net assets in equity and equity-related securities of companies located in the emerging markets of Eastern Europe. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options, exchange-traded funds (“ETFs”) that represent interests in, or related to, companies located in the emerging markets of Eastern Europe, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

In general, Eastern European countries are in the early stages of industrial, economic or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries.

Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, the Czech Republic, Hungary and Turkey. The Adviser considers the following countries to be in Eastern Europe: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Greece, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

The fund will consider investments in Eastern Europe to be the following:

1.	securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern European country;

2.	securities of issuers that derive a majority of their revenues from business in Eastern European countries, or have a majority of their assets in Eastern European countries at the time of the fund’s investment; or

3.	securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

The Emerging Europe Fund invests at least 25% of its total assets in securities of companies involved in oil, gas or banking. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Industry Classification System. For a full list of the Bloomberg-classified industries involving oil, gas or banking, see the discussion of non-fundamental investment restrictions in the statement of additional information (SAI).

However, the fund will invest no more than 25% of its total assets in any one Bloomberg-classified industry involving oil, gas, or banking, such as, among others, Drilling & Drilling Support, Exploration & Production, Integrated Oils, Midstream – Oil & Gas, Oilfield Services & Equipment, Refining & Marketing, Banks, and Diversified Banks; provided, however, if at the time of purchase a corresponding industry classification represents 20% or more of the fund’s benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the fund may invest up to 35% of its total assets in the corresponding Bloomberg-classified industry.

The fund may invest up to 20% of its net assets in securities, including debt securities of any credit quality, of governments and companies located anywhere in the world.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The fund may participate in private placements and initial public offerings (IPOs). The fund also may purchase call and put options, and enter into covered option writing transactions. The fund’s use of options may also include participation in long-term equity anticipation securities (LEAPS). In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including Russia’s invasion of Ukraine, and including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Eastern European Securities Risk. Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund’s investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund’s investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets.

Russia's recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Geographic Concentration Risk. The fund concentrates its investments in companies located in Eastern Europe. Because of this, companies in the fund’s portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund’s share price. The fund’s return and share price may be more volatile than those of a less concentrated portfolio.

●	Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Brexit Investment Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom (“UK”) voted to withdraw from membership in the European Union (“EU”), commonly referred to as “Brexit.” On December 31, 2020, the UK left the EU and the period following the UK’s withdrawal from the EU is expected to be one of significant political and economic uncertainty, particularly until the UK government and EU member states agree and implement the terms of the UK’s future relationship with the EU. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of certain European investments held by the Fund. In addition, if one or more additional countries were to exit the European Union or abandon the use of the Euro as a currency, the value of investments tied to those countries or the Euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the fund’s portfolio.

●	Industry Concentration Risk. The fund invests more than 25% of its investments in companies principally engaged in the oil, gas or banking industries. Oil & gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund’s performance more volatile. To the extent that the fund’s assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of over supply and decreased demand. To the extent that the fund’s assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Industry Classification System.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

●	Restricted Security Risk. The fund’s investment in Russian oil, gas and banking companies may become subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

●	Initial Public Offering Risk. The fund may purchase securities in an initial public offering (“IPO”), which may be illiquid; thus the fund may not be able to dispose of them promptly at the price at which they are valued.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

The secondary index in the table below shows how the fund’s performance compares to a group of securities that aligns more closely with the fund’s investment strategies.

Annual Total Returns (as of December 31 each year)

Emerging Europe Fund

Best quarter shown in the bar chart above: 18.05% in the second quarter of 2020.

Worst quarter shown in the bar chart above: (37.40)% in the first quarter of 2020.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Emerging Europe Fund Return Before Taxes	11.75%	3.92%	(0.25)%
Return After Taxes on Distributions	12.12%	3.91%	(0.33)%
Return After Taxes on Distributions and Sale of Fund Shares	7.70%	3.34%	(0.01)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return) (reflects no deduction for fees, expenses or taxes)	13.14%	6.79%	2.49%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

No one index is representative of the Fund’s portfolio.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1997 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Emerging Europe Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

China Region Fund

INVESTMENT OBJECTIVE

The China Region Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	1.09%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	1.80%
Total annual fund operating expenses	3.14%

(1)	The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) is calculated and accrued daily at an annual rate based on the fund’s average daily net assets, and consists of a base fee of 1.25% that may be adjusted upward or downward depending upon the performance of the fund relative to its designated benchmark index (the “performance adjustment”). For this purpose, the fund’s cumulative performance is compared to that of the Hang Seng Composite Index over a 12-month rolling period. When the difference between the fund’s performance and the performance of the Hang Seng Composite Index is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. If the fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of the Hang Seng Composite Index, the base advisory fee will be increased by 0.25%. If the fund’s cumulative performance falls below the Hang Seng Composite Index by 5% or more, the base advisory fee will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 1.00% (in the event that the performance of the fund exceeds the Hang Seng Composite Index by 5% or more) to a maximum of 1.50% (in the event that the performance of the fund lags the Hang Seng Composite Index by 5% or more).

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$317	$969	$1,645	$3,448

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 278% for the fiscal year ended December 31, 2021.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. The fund may invest in companies of any market capitalization.

Under normal market conditions, the China Region Fund will invest at least 80% of its net assets in equity and equity-related securities of companies located in the China region. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options, exchange-traded funds (“ETFs”) that represent interests in, or related to, companies located in the China region, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People’s Republic of China (PRC or China), Bangladesh, Cambodia, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Myanmar, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

The fund will consider investments in the China region to be the following:

1.	securities of issuers organized under the laws of the countries within the China region;

2.	securities of issuers that have at least 50% of their assets in one or more China region countries;

3.	securities of issuers that derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China region countries at the time of the fund’s investment; or

4.	securities of issuers that are primarily traded on the China, Taiwan or Hong Kong exchanges.

The China Region Fund will invest in both established and emerging companies registered and operating in China and the China region. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. While portfolio holdings may be geographically dispersed, the fund anticipates that the trading activities of the fund in People’s Republic of China (PRC) securities will be focused in the authorized China securities market; in particular, the Hong Kong Stock Exchange. Trading activities of the fund in securities other than PRC securities may take place on China region exchanges such as the Taiwan, Korea, Singapore, Malaysia and Indonesia stock exchanges, among others.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The fund may participate in private placements and initial public offerings (IPOs). The fund also may purchase call and put options, and enter into covered option writing transactions. The fund’s use of options may also include participation in long-term equity anticipation securities (LEAPS). In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Geographic Concentration Risk. The fund concentrates its investments in companies located in the China region. Because of this, companies in the fund’s portfolio may react similarly to political, social, and economic developments in any of the China region countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, a fund’s share price. Additionally, developing countries, such as those in China, may subject the fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund. A fund’s return and share price may be more volatile than those of a less concentrated portfolio. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Sector Risk. The fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

●	Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

●	Government Relationship Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the China Region Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the fund will be subject to the risk that these companies’ reputation and price in the market will be adversely or negatively affected.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

●	Small- and Mid-Sized Companies Risk. The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

●	Initial Public Offering Risk. The fund may purchase securities in an initial public offering (“IPO”), which may be illiquid; thus the fund may not be able to dispose of them promptly at the price at which they are valued.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

China Region Fund

Best quarter shown in the bar chart above: 18.03% in the third quarter of 2017.

Worst quarter shown in the bar chart above: (21.17)% in the third quarter of 2015.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
China Region Fund Return Before Taxes	(18.32)%	3.47%	2.64%
Return After Taxes on Distributions	(22.19)%	2.27%	1.99%
Return After Taxes on Distributions and Sale of Fund Shares	(9.49)%	2.59%	2.00%
Hang Seng Composite Index (reflects no deduction for fees, expenses or taxes)	(16.03)%	3.79%	3.56%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1994 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – China Region Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Near-Term Tax Free Fund

INVESTMENT OBJECTIVE

The Near-Term Tax Free Fund seeks to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.63%
Acquired fund fees and expenses(1)	0.01%
Total annual fund operating expenses	1.14%
Expense waiver(2)	(0.68)%
Total annual expenses after reimbursements	0.46%

(1)	Total annual fund operating expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights for the fund because the financial highlights do not include Acquired Fund Fees and Expenses (“AFFE”).

(2)	The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 0.45% for the Near-Term Tax Free Fund on an annualized basis through April 30, 2023. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after April 30, 2023.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$47	$295	$562	$1,325

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 20% for the fiscal year ended December 31, 2021.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” fundamental analysis to determine weightings in geographic regions, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks fiscal and monetary policies. The Adviser focuses on historical interest rate cycles and demographic trends.

In selecting investments, the Adviser will consider a bond’s credit analysis, structure (maturity, coupon, redemption features), and yield. The Adviser reviews these factors to determine the relative value of the bond in comparison to its market value and the market value of similar bonds.

Under normal market conditions, the Near-Term Tax Free Fund invests at least 80% of its net assets in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax. This policy is a fundamental policy of the fund and may not be changed without the approval of a majority of the outstanding shares of the fund. The fund may also invest in ETFs and other registered investment companies that provide exposure to municipal securities that exhibit yield, duration, and other characteristics comparable to the municipal securities in which the fund invests directly. The fund’s investments in such ETFs and registered investment companies will count toward satisfaction of the fund’s 80% policy. The fund will maintain a weighted-average portfolio maturity of five years or less. Although the fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest.

The fund invests only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody’s Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor’s Corporation (AAA, AA, A, BBB) (or, if not rated by Moody’s or S&P, are determined by the Adviser to be of comparable quality). The fund will not invest more than 10% of its total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels.

PRINCIPAL RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Interest Rate Risk. Because the fund invests primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund’s weighted-average maturity, the more sensitive it is to changes in interest rates. Interest rates have been and are currently at historical lows due to, among other things, governmental intervention, including quantitative easing. There may be less governmental intervention in the near future to maintain low interest rates. If so, it could cause an increase in interest rates, which would have a negative impact on the value of fixed-income securities and could negatively affect the fund’s net asset value.

●	Credit Risk. There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, state or local law may limit the sources of funds for the payment of principal and interest.

●	Main Risk. The fund is designed for investors who primarily seek current income that is substantially free from federal income tax. As with all mutual funds, loss of money is a risk of investing in the fund. Although the fund’s policy is to invest in securities whose interest is free from federal income tax, the fund may invest up to 20% of its assets in securities that pay taxable interest. For the fiscal year ended December 31, 2021, 100% of the fund’s distributions were tax-exempt. From year to year, this number may vary and there is no assurance that these distributions will continue.

●	Liquidity Risk. The secondary market for municipal bonds may be less liquid than other securities markets. A less liquid market may make it difficult for the funds to sell the security at an attractive price, and the value of the security may fall, even during periods of declining interest rates.

●	Insured Municipal Bonds. The fund may invest in municipal bonds covered by an insurance policy that guarantees timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds. A downgrade of the bond insurer’s credit rating or a default by the insurer may result in a downgrade of the bond rating and could have a negative effect on the value of the bond.

●	Lower Rated Municipal Bonds. A portion of the fund’s investments may be in high risk, lower rated municipal bonds as the result of a downgrade of an investment grade bond subsequent to the fund’s purchase of the bond. Investments in lower rated bonds carry greater credit rate risk, market risk and interest rate risk than an investment in a higher rated bond.

●	Call Risk. A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a fund may have to replace it with a lower-yielding security.

●	Income Risk. The fund is subject to income risk, which is the risk that a fund’s dividends (income) will decline due to falling interest rates.

●	Municipal Bond Risk. There is generally more public information available for corporate equities or bonds than is available for municipal bonds.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Industry Concentration Risk. The fund concentrates its investments in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to adverse tax, legislative or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Therefore, the fund may be more volatile than other types of investments.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Near-Term Tax Free Fund

Best quarter shown in the bar chart above: 1.43% in the second quarter of 2014.

Worst quarter shown in the bar chart above: (1.42)% in the fourth quarter of 2016.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Near-Term Tax Free Fund Return Before Taxes	(0.46)%	1.31%	1.36%
Return After Taxes on Distributions	(0.46)%	1.31%	1.36%
Return After Taxes on Distributions and Sale of Fund Shares	0.08%	1.27%	1.39%
Bloomberg Barclays 3 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.41%	2.07%	1.60%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1990 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Near-Term Tax Free Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that are exempt from federal income tax, including the alternative minimum tax. Although the fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest. Distributions of the fund’s taxable income, including taxable interest and capital gains realized on the sale of its investments, will be taxable to shareholders as ordinary income, capital gains, or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

U.S. Government Securities Ultra-Short Bond Fund

INVESTMENT OBJECTIVE

The U.S. Government Securities Ultra-Short Bond Fund (Government Securities Ultra-Short Bond Fund) seeks to provide current income and preserve capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.56%
Total annual fund operating expenses	1.06%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 78% for the fiscal year ended December 31, 2021.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Government Securities Ultra-Short Bond Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities. For purposes of the Fund’s 80% policy, the Fund may invest in U.S. Treasury securities and obligations of the agencies and instrumentalities of the U.S. directly, or indirectly via exchange-traded funds (“ETFs”) that represent interests in, or relate to, such investments.

Although the value of the fund’s shares will fluctuate, the Adviser seeks to manage the magnitude of fluctuations by limiting the fund’s dollar-weighted average effective maturity to two years or less.

In selecting investments, the Adviser’s analysis encompasses an interest rate forecast that considers such factors as economic growth, inflation expectations and expected monetary policy actions. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the fund’s portfolio, which analyzes yields, maturities and bond ratings of particular bonds.

PRINCIPAL RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. The fund is designed for investors who primarily seek current income. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to manage the magnitude of NAV fluctuations by limiting the fund’s dollar-weighted average effective maturity to two years or less, it is possible to lose money by investing in the fund.

●	Risk of Investing In Government Agencies. The Government Securities Ultra-Short Bond Fund invests in various United States government agencies, which, while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

●	Inflation Risk. The fund’s yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund’s yield may be eroded by inflation.

●	Interest Rate Risk. Debt securities may fluctuate in value due to changes in interest rates. Typically, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with relatively longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Interest rates have been and are currently at historical lows due to, among other things, governmental intervention, including quantitative easing. There may be less governmental intervention in the near future to maintain low interest rates. If so, it could cause an increase in interest rates, which would have a negative impact on the value of fixed income securities and could negatively affect the fund’s net asset value.

●	Issuer Risk. There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

●	Income Risk. The fund is subject to income risk, which is the risk that a fund’s dividends (income) will decline due to falling interest rates.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Prior to December 20, 2013, the fund was a money market fund. Consequently, prior period performance may have been different if the fund had not been a money market fund.

Annual Total Returns (as of December 31 each year)

U.S. Government Securities Ultra-Short Bond Fund

Best quarter shown in the bar chart above: 0.75% in the second quarter of 2018.

Worst quarter shown in the bar chart above: (0.50)% in the third quarter of 2021.

Average Annual Total Returns

(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
U.S. Government Securities Ultra-Short Bond Fund Return Before Taxes	(0.44)%	0.64%	0.44%
Return After Taxes on Distributions	(0.45)%	0.34%	0.24%
Return After Taxes on Distributions and Sale of Fund Shares	(0.25)%	0.36%	0.25%
Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index (reflects no deduction for fees, expenses or taxes)	0.04%	1.27%	0.73%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – U.S. Government Securities Ultra-Short Bond Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment (or less than $1,000 at the time of investment if the account was opened prior to May 1, 2014). Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to primarily make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Investment Objectives, Principal Investment Strategies and Related Risks

Global Luxury Goods Fund

INVESTMENT OBJECTIVE

The Global Luxury Goods Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Global Luxury Goods Fund

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund may also participate in private placements.

The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P Global Luxury Index. As a result of the Adviser’s earnings growth investment strategy, concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector. The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may participate in private placements and initial public offerings (IPOs). The fund may also purchase call and put options, and the fund’s current intention is to purchase only exchange-traded options. The fund may purchase put options to hedge the fund’s portfolio against a possible loss, and the fund may purchase call options as a substitute to purchasing the underlying security. The fund’s use of options may also include participation in long-term equity anticipation securities (LEAPS). The fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 10% of the fund’s total assets. In an effort to enhance the fund’s risk-adjusted performance, the fund may enter into covered option writing transactions. The fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets.

The fund’s portfolio investments may include preferred stocks, corporate notes, bonds and debentures and securities issued and guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The fund may invest up to 10% of its net assets in fixed-income securities rated below investment grade. Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor or Baa3 or higher by Moody’s Investors Service, Inc. or the equivalent by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality. The Adviser will have discretion to select the range of maturities of the various fixed-income securities in which the fund may invest and the weighted average life of the fund’s fixed-income securities may vary substantially from time to time depending on economic and market conditions. The fund may invest in debt securities of any maturity.

INVESTMENT PROCESSES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.

Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund

INVESTMENT OBJECTIVES

The Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund each seek long-term growth of capital plus protection against inflation and monetary instability. The Gold and Precious Metals Fund also pursues current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Gold and Precious Metals Fund will invest at least 80% of its net assets in equity and equity-related securities of companies predominately involved in the mining, fabrication, processing, marketing or distribution of precious metals including gold, silver, platinum group, palladium, as well as diamonds. The fund will notify you in writing 60 days before making any changes to this policy. The fund may invest in these precious metals directly and/or in equity and equity-related securities, such as exchange-traded funds (“ETFs”) that represent interests in, or related to, these precious metals. The fund may invest in foreign or emerging market securities. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also participates in private placements, initial public offerings (IPOs) and long- term equity anticipation securities (LEAPS).

The Gold and Precious Metals Fund focuses on selecting companies with established producing mines, and although the fund has greater latitude to invest its assets in different precious metals, such as platinum, palladium and silver, it currently has significant investments in the gold sector. The fund reserves the right to invest up to 20% of its net assets in the securities of companies principally engaged in natural resources operations.

Under normal market conditions, the World Precious Minerals Fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally engaged in the exploration for, or mining and processing of, precious stones and minerals, including but not limited to gold, silver, platinum group, palladium, rare earth minerals, and diamonds. The fund will notify you in writing 60 days before making any changes to this policy. The fund may invest in these precious minerals directly and/or in equity and equity-related securities, such as ETFs that represent interests in, or related to, these precious minerals. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also participates in private placements, initial public offerings (IPOs) and long-term equity anticipation securities (LEAPS).

Although the World Precious Minerals Fund has greater latitude to invest its assets in different precious minerals, it currently has significant investments in the gold sector. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The World Precious Minerals Fund focuses on selecting junior and intermediate exploration companies from around the world. Typically, junior exploration gold companies produce up to 100,000 ounces of gold or other precious metal per year, and intermediate companies produce up to a million ounces of gold or other precious metal. The price performance of junior exploration companies relates to the success of finding and increasing reserves, thus involving both greater opportunity and risk. Stock price performance of intermediate and senior mining companies that have proven reserves is more strongly influenced by the price of gold. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

The World Precious Minerals Fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Under normal market conditions, the Global Resources Fund normally invests at least 80% of its net assets in equity and equity-related securities of companies involved in the natural resources industries. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options, exchange-traded funds (“ETFs”) that represent interests in, or related to, natural resources, and depository receipts. The fund also participates in private placements, initial public offerings (IPOs) and long-term equity anticipation securities (LEAPS).

The Global Resources Fund concentrates its investments in the equity securities within the natural resources industries, which include, among others, the following industries:

Energy	Basic Materials
Natural Gas	Aluminum
Integrated oil companies	Chemicals
Hard rock or oil and gas drilling	Base metals and specialty minerals
Oil and gas exploration and production	Gold and precious metals
Oil and gas refining	Iron and steel
Oilfield equipment/services	Paper and forest products
Companies that supply materials to or generate wind, solar and hydro power or store energy	Uranium
Agricultural
Agricultural products and commodities
Agricultural producers and agricultural product wholesalers
Containers and packaging, including packaged food companies

Consistent with its investment objective, the Global Resources Fund may invest without limitation in equity securities within the natural resources industries and will also invest in multi-capitalization companies.

Under normal market conditions, the Global Resources Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including the country in which the company’s principal operations are located; the country in which the company’s mining or natural resource reserves are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

Each fund may short positions in its respective portfolio that are considered by the Adviser to be overvalued in an effort to realize a valuation discrepancy. A short position generally involves the sale of a security that a fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling a fund to repurchase the security later at the lower price.

The Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund may also purchase call and put options, and the funds’ current intention is to purchase only exchange-traded options. A fund may purchase put options to hedge the fund’s portfolio against a possible loss, and a fund may purchase call options as a substitute to purchasing the underlying security. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 10% of the fund’s total assets. Long-term equity options called LEAPS and warrants allow a fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option or warrant. LEAPS and warrants, therefore, allow a fund to gain exposure to individual securities over the long- term while allowing the funds to preserve some cash for large or unexpected redemptions.

In an effort to enhance the funds’ risk-adjusted performance, the funds may enter into covered option writing transactions. A fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets.

The funds may invest in income and royalty trusts. A rising interest rate environment could adversely impact the performance of income and royalty trusts. Rising interest rates could limit the capital appreciation of income and royalty trusts because of the increased availability of alternative investments at competitive yields with income and royalty trusts.

INVESTMENT PROCESSES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

In selecting investments for the funds, the Adviser looks at a company’s relative rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers relative valuation multiples to earnings and cash flow, expected net asset value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital. In making security selections for junior and intermediate mining companies, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to a rising commodity price.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, a fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When a fund is in a defensive investment position, it may not achieve its investment objectives.

Emerging Europe Fund
China Region Fund

INVESTMENT OBJECTIVES

The Emerging Europe Fund and China Region Fund seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Emerging Europe Fund invests, under normal market conditions, at least 80% of its net assets in equity and equity-related securities of companies located in the emerging markets of Eastern Europe. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities that the fund primarily invests in include common stocks, preferred stocks, convertible securities, rights and warrants, options, exchange-traded funds (“ETFs”) that represent interests in, or related to, companies located in the emerging markets of Eastern Europe, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

In general, Eastern European countries are in the early stages of industrial, economic or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries. Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, Czech Republic, Hungary and Turkey. The Adviser considers the following countries to be in Eastern Europe: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Greece, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

The fund will consider investments in Eastern Europe to be the following:

1.	securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern European country;

2.	securities of issuers that derive a majority of their revenues from business in Eastern European countries or have a majority of their assets in Eastern European countries at the time of the fund’s investment; or

3.	securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

The Emerging Europe Fund invests at least 25% of its total assets in securities of companies involved in oil, gas or banking. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Industry Classification System. For a full list of the Bloomberg-classified industries involving oil, gas or banking, see the discussion of non-fundamental investment restrictions in the SAI.

However, the fund will invest no more than 25% of its total assets in any one Bloomberg-classified industry involving oil, gas, or banking, such as, among others, Drilling & Drilling Support, Exploration & Production, Integrated Oils, Midstream – Oil & Gas, Oilfield Services & Equipment, Refining & Marketing, Banks, and Diversified Banks; provided, however, if at the time of purchase a corresponding industry classification represents 20% or more of the fund’s benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the fund may invest up to 35% of its total assets in the corresponding Bloomberg-classified industry.

Under normal market conditions, the China Region Fund will invest at least 80% of its net assets in equity and equity-related securities of companies located in the China region. The fund will notify you in writing 60 days before making any changes to this policy. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options, exchange-traded funds (“ETFs”) that represent interests in, or related to, companies located in the China region, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea regions and includes: the People’s Republic of China (PRC or China), Bangladesh, Cambodia, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Myanmar, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

The fund will consider investments in the China region to be the following:

1.	securities of issuers organized under the laws of the countries within the China region;

2.	securities of issuers that have at least 50% of their assets in one or more China region countries;

3.	securities of issuers that derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China region countries at the time of the fund’s investment; or

4.	securities of issuers that are primarily traded on the China, Taiwan or Hong Kong exchanges.

The China Region Fund will invest in both established and emerging enterprises registered and operating in China and the China region. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. While portfolio holdings may be geographically dispersed, the fund anticipates that the trading activities of the fund in People’s Republic of China (PRC) securities will be focused in the authorized China securities market; in particular, the Hong Kong Stock Exchange. Trading activities of the fund in securities other than PRC securities may take place on China region exchanges such as the Taiwan, Korea, Singapore, Malaysia and Indonesia stock exchanges, among others.

The Emerging Europe Fund and China Region Fund may, from time to time, invest a significant amount of their total assets in certain sectors. A fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.

The funds may participate in private placements and initial public offerings (IPOs).The funds may also purchase call and put options. A fund may purchase put options to hedge the fund’s portfolio against a possible loss, and a fund may purchase call options as a substitute to purchasing the underlying security. The fund’s use of options may also include participation in long-term equity anticipation securities (LEAPS). A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 10% of the fund’s total assets.

In an effort to enhance the funds’ risk-adjusted performance, the funds may enter into covered option writing transactions. A fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets.

INVESTMENT PROCESSES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the funds may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, a fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When a fund is in a defensive investment position, it may not achieve its investment objectives.

Near-Term Tax Free Fund

INVESTMENT OBJECTIVES

The Near-Term Tax Free Fund seeks to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests at least 80% of its net assets in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax. The fund may also invest in ETFs and other registered investment companies that provide exposure to municipal securities that exhibit yield, duration, and other characteristics comparable to the municipal securities in which the fund invests directly. The fund’s investments in such ETFs and registered investment companies will count toward satisfaction of the fund’s 80% policy. This policy is a fundamental policy of the fund and may not be changed without the approval of a majority of the outstanding shares of the fund.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. These debt securities generally include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, single state bonds and similar instruments.

The issuer’s authority to levy taxes backs general obligation bonds. Since revenue bonds are issued to finance public works such as bridges or tunnels, they are supported by the revenues of the projects. Industrial development bonds are typically issued by municipal issuers on behalf of private companies. Because these bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds. Municipal lease obligations generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be canceled without penalty. If this happens, investors who own the obligations may not be paid. A single state bond is issued by only one state and is not diversified. If the state that issues the bond has a financial setback, the market value of the bond may fall.

The fund invests only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody’s Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor’s Corporation (AAA, AA, A, BBB) (or, if not rated by Moody’s or S&P, are determined by the Adviser to be of comparable quality). The fund will not invest more than 10% of its total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The fund will maintain a weighted-average portfolio maturity of five years or less. A weighted-average maturity of a fund is the average of the remaining maturities of all the debt securities the fund owns, with each maturity weighted by the relative value of the security.

Although the fund tries to invest the majority of its assets in tax free securities, it is possible that up to 20% of its assets may be in securities that pay taxable interest. Taxable investments by the fund may generate ordinary income that will be distributed to shareholders as taxable income.

The fund concentrates its investments in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects.

INVESTMENT PROCESSES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” fundamental analysis to determine weightings in geographic regions, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks fiscal and monetary policies. The Adviser focuses on historical interest rate cycles and demographic trends.

In selecting investments, the Adviser will consider a bond’s credit analysis, structure (maturity, coupon, redemption features), and yield. The Adviser reviews these factors to determine the relative value of the bond in comparison to its market value and the market value of similar bonds.

U.S. Government Securities Ultra-Short Bond Fund

INVESTMENT OBJECTIVES

The U.S. Government Securities Ultra-Short Bond Fund seeks to achieve a total return with current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the U.S. Government Securities Ultra-Short Bond Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities. The fund will notify you in writing 60 days before making any changes to this policy. For purposes of the Fund’s 80% policy, the Fund may invest in U.S. Treasury securities and obligations of the agencies and instrumentalities of the U.S. directly, or indirectly via exchange-traded funds (“ETFs”) that represent interests in, or relate to, such investments.

Under federal law, the income received from obligations issued by the United States government and some of its agencies and instrumentalities may be exempt from state and local income taxes. Many states that tax personal income allow mutual funds to pass this tax exemption through to shareholders. To maximize the taxable equivalent yield for shareholders under normal circumstances, the U.S. Government Securities Ultra-Short Bond Fund will attempt to invest primarily in obligations that qualify for the exemption from state taxation.

The U.S. Government Securities Ultra-Short Bond Fund may invest in fixed-rate and floating-rate securities issued by the United States Treasury and various United States government agencies, including the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority. While fixed-rate securities have a set interest rate, floating-rate securities have a variable interest rate that is closely tied to a money market index such as Treasury Bill rates. Floating rate securities provide holders with protection against rises in interest rates, but typically pay lower yields than fixed-rate securities of the same maturity.

INVESTMENT PROCESSES

In selecting investments, the Adviser’s analysis encompasses an interest rate forecast that considers such factors as economic growth, inflation expectations and expected monetary policy actions. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for a fund’s portfolio, which analyzes yields, maturities and bond ratings of particular bonds.

RELATED RISKS

Principal Risks	Global Luxury Goods Fund	Gold and Precious Metals Fund	World Precious Minerals Fund	Global Resources Fund	Emerging Europe Fund	China Region Fund	Near-Term Tax Free Fund	U.S. Government Securities Ultra-Short Bond Fund
Brexit Investment Risk					X
Call Risk							X
Consumer Discretionary Risk	X
Convertible Securities Risk	X	X	X	X	X	X
Counterparty Risk		X	X	X
Credit Risk							X
Depositary Receipts Risk	X	X	X	X	X	X
Eastern European Securities Risk					X
Exchange-Traded Funds Risk	X	X	X	X	X	X	X	X
Fixed-Income Securities Risk	X
Foreign Securities Risk/Emerging Markets Risk	X	X	X	X	X	X
Geographic Concentration Risk					X	X
Gold and Precious Metals/Minerals Risk		X	X
Government Relationship Risk						X
Growth Stock Risk	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X
Income Risk							X	X
Industry Concentration Risk		X	X	X	X		X
Inflation Risk								X
Initial Public Offering Risk	X	X	X	X	X	X
Insured Municipal Bonds Risk							X
Interest Rate Risk							X	X
Issuer Risk								X
Junior and Intermediate Mining Companies Risk		X	X
Large Capitalization Company Risk	X
Leverage Risk		X	X	X
Liquidity Risk							X
Lower Rated Municipal Bonds Risk							X
Main Risk	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Municipal Bond Risk							X
Non-Diversification Risk		X	X		X	X
Options Risk	X	X	X	X	X	X
Portfolio Management Risk	X	X	X	X	X	X
Portfolio Turnover Risk	X			X	X	X		X
Price Volatility Risk		X	X	X
Private Placement Risk	X	X	X	X	X	X
Recent Market Events Risk	X	X	X	X	X	X	X	X
Restricted Security Risk		X	X	X	X	X
Risk of Investing in Government Agencies								X
Risk of Investing in the Luxury Goods Industry	X
Sector Risk	X				X	X
Short Position Risk		X	X	X
Small- and Mid-Sized Companies Risk	X					X

Principal Risks	Global Luxury Goods Fund	Gold and Precious Metals Fund	World Precious Minerals Fund	Global Resources Fund	Emerging Europe Fund	China Region Fund	Near-Term Tax Free Fund	U.S. Government Securities Ultra-Short Bond Fund
Warrants Risk	X	X	X	X	X	X

References to the “Fund” below are to the respective Fund(s) as noted in the preceding table.

BREXIT INVESTMENT RISK

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to withdraw from membership in the European Union (“EU”). In addition, if one or more additional countries were to exit the European Union or abandon the use of the Euro as a currency, the value of investments tied to those countries or the Euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the fund’s portfolio. The United Kingdom officially left the European Union on January 31, 2020, and the transitional period ended on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the United Kingdom and other European Union countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the United Kingdom's departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the United Kingdom's departure from the EU may create actual or perceived additional economic stresses for the United Kingdom, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.

CALL RISK

A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a fund may have to replace it with a lower-yielding security.

CONSUMER DISCRETIONARY RISK

The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

CONVERTIBLE SECURITIES RISK

Convertible securities entail some of the risks of both equity and debt securities. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities which the fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations or S&P or a similar determination of creditworthiness by the Adviser. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

COUNTERPARTY RISK

The funds may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the funds’ investment. The funds may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

CREDIT RISK

There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, state, or local law may limit the sources of funds for the payment of principal and interest.

DEPOSITARY RECEIPTS RISK

Investments in ADRs and GDRs may involve risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs and GDRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading. In addition, issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

EASTERN EUROPEAN SECURITIES RISK

Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund’s investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund’s investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, Eastern European countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies.

In addition to the special risks common to most Eastern European countries described above, each individual Eastern European country also necessarily involves special risks that may be unique to that country. Following is a brief description of special risks that may be incurred when the fund invests in Russia, Poland, Greece, Hungary, the Czech Republic and Turkey, which are some of the countries in which the fund focuses its investment.

Russia. After the collapse of the Soviet Union, Russia has experienced and continues to experience political and social change. Russia is undergoing market-oriented reforms including a movement from centrally controlled ownership to privatization. The fund is subject to the risk that Russia may have unfavorable political developments, social instability, and/or changes in government policies. For example, the Ukrainian crisis has prompted the United States and the European Union to impose economic sanctions on certain Russian individuals and Russian companies, and Russia has responded with sanctions against a number of countries, including a total ban on food imports from the European Union, United States, Norway, Canada and Australia. These current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the fund’s investments in Russian securities. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of the fund to buy, sell, receive or deliver those securities. Both these current and potential future sanctions also could result in Russia taking further counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact the fund. Russia's recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section.

Poland. The security market in Poland is relatively new, and therefore, investors may be subject to new or amended laws and regulations. Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

Greece. Greece joined the EU in 1981 and adopted the euro in 2002. In recent years, Greece was downgraded from a Developed Market to an Emerging Market by MSCI, Russell Indexes, and S&P Dow Jones, and the FTSE Index has Greece on its developed market watch list. Current political risk may present excess volatility in the Greek market.

Hungary. Hungary’s market-oriented reforms are relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete. Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets. The securities markets on which the securities of these companies are traded are in their infancy. Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

The Czech Republic. The Czech Republic joined the European Union (EU) in 2004, which has resulted in a convergence with Western European standards and a modernization of the Czech Republic’s regulatory environment. The market-oriented economy in the Czech Republic is young in comparison to the United States and Western European countries. The Czech Republic has instituted substantial privatization since 1992, when the first wave of privatization began. Information suggests that dominant or majority shareholders now control many of the larger privatized companies. Bankruptcy laws have been liberalized, giving creditors more power to force bankruptcies. Laws exist that regulate direct and indirect foreign investment, as well as repatriation of profits and income. Tax laws include provisions for both value- added taxes and income taxes. Courts of law are expected to, but may not, enforce the legal rights of private parties.

Turkey. Turkish equites and Turkish lira have been volatile. The availability of investment opportunities and the ability to liquidate investments profitably may depend on the continued pursuit by government of certain current economic liberalization policies. Political climates may change, sometimes swiftly. Investing in equities and fixed income obligations in Turkey involves certain considerations not usually associated with investing in securities in more developed capital markets. Turkey is currently undergoing substantial change in its efforts to join the European Union. The availability of investment opportunities and the ability to liquidate investments profitably may depend on the continued pursuit by government of certain current economic liberalization policies. Political climates may change, sometimes swiftly. There is no assurance that government will continue with such policies in their present form. Investing in equities and fixed income obligations in Turkey involves certain considerations not usually associated with investing in securities in more developed capital markets. The securities market in Turkey is less liquid and more volatile than securities markets in the United States and Western Europe. Consequently, the fund’s investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in public and private debt and other fixed income obligations of more developed countries. There may also be less state regulation and supervision of the securities markets, less reliable information available to brokers and investors and enforcement of regulations may be different from those in the United States, Western Europe and other more developed countries. Consequently, there may be less investor protection. Disclosure, accounting and regulatory standards are in most respects less comprehensive and stringent than in developed markets. In addition, brokerage commissions and other transaction costs and related taxes on securities transactions in Turkey are generally higher than those in more developed markets.

EXCHANGE-TRADED FUNDS RISK

The risks of investments in ETF securities typically reflect the risks of the types of instruments in which a ETF invests. When a fund invests in ETFs, shareholders of the fund bear their proportionate share of the ETF’s fees and expenses, as well as their share of the fund’s fees and expenses. As a result, an investment by a fund in an ETF could cause the fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the ETF. In addition, when investing in ETF securities, a fund may pay brokerage commissions and may buy such securities at a price that is above, at or below the ETF’s NAV. Further, trading in an ETF may be halted, which may make it difficult for a fund to dispose of a holding at the desired time.

FIXED-INCOME SECURITIES RISK

The value of fixed-income (debt) securities depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes.

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the effective maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

FOREIGN SECURITIES RISK/EMERGING MARKETS RISK

The fund may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar- denominated securities of foreign companies may also be affected by currency risk.

Political, Social and Economic Risk. Foreign investments may be subject to heightened political, social and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a fund’s assets from that country.

Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies. In addition, the ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue.

Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions.

GEOGRAPHIC CONCENTRATION RISK

The Emerging Europe Fund and China Region Fund concentrate their investments in companies located in Eastern Europe and the China region, respectively. Because of this, companies in each fund’s portfolio may react similarly to political, social and economic developments in any of the Eastern European or China region countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes, including tax law changes that may have retroactive effect, that could affect the value of such companies and, therefore, a fund’s share price. A fund’s return and share price may be more volatile than those of a less concentrated portfolio.

GOLD AND PRECIOUS METALS/MINERALS RISK

The fund may invest in gold and precious metals or minerals directly and/or in equity and equity-related securities, such as ETFs that represent interests in, or related to, these precious metals and, therefore, are subject to the risk that they could fail to qualify as a regulated investment company under the Internal Revenue Code if the funds derive more than 10% of their gross income from these investments in gold and precious metals or minerals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the funds and their shareholders. In lieu of potential disqualification, the fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

GOVERNMENT RELATIONSHIP RISK

While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the fund invests in companies that have or develop a material business relationship with an Adverse Government, then the fund will be subject to the risk that these companies’ reputation and price in the market may be adversely or negatively affected. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the funds.

GROWTH STOCK RISK

Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities. If a fund’s growth stock does not produce the predicted earnings growth, its share price may drop, and the fund’s net asset value may decline.

ILLIQUIDITY RISK

Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent a fund from selling securities or closing derivative positions. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

INCOME RISK

The fund is subject to income risk, which is the risk that the fund’s dividends (income) will decline due to falling interest rates.

INDUSTRY CONCENTRATION RISK

Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund

Because the funds concentrate their investments in specific industries, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The Gold and Precious Metals Fund and World Precious Minerals Fund invest in securities that typically respond to changes in the price of gold. The prices of gold and other precious minerals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and the funds may be more volatile than other types of investments. The Global Resources Fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value of these companies is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

Emerging Europe Fund

The fund invests more than 25% of its total assets in companies principally engaged in the oil, gas or banking industries. Oil & gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund’s performance more volatile. To the extent that the fund’s assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of over supply and decreased demand. To the extent that the fund’s assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Industry Classification System.

Near-Term Tax Free Fund

Because the fund concentrates its investments in specific industries, the fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund concentrates its investments in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects. The fund invests in securities that typically respond to adverse tax, legislative or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project. As a result, the fund may be more volatile than other types of investments.

INFLATION RISK

The fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the fund’s yield may be eroded by inflation.

INITIAL PUBLIC OFFERING RISK

The fund may purchase securities of companies in IPOs. Special risks associated with these securities may include illiquidity, unseasoned trading, lack of investor knowledge of the company, limited operating history and substantial price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

INSURED MUNICIPAL BONDS RISK

The fund may invest in municipal bonds covered by an insurance policy that guarantees timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds. A downgrade of the bond insurer’s credit rating or a default by the insurer may result in a downgrade of the bond rating and could have a negative effect on the value of the bond.

INTEREST RATE RISK

Debt securities may fluctuate in value due to changes in interest rates. Typically, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with relatively longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Interest rates have been and are currently at historical lows due to, among other things, governmental intervention, including quantitative easing. There may be less governmental intervention in the near future to maintain low interest rates. If so, it could cause an increase in interest rates, which would have a negative impact on the value of fixed income securities and could negatively affect the fund’s net asset value.

ISSUER RISK

There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

JUNIOR AND INTERMEDIATE MINING COMPANIES RISK

The World Precious Minerals Fund, and to a lesser extent the Gold and Precious Metals Fund, invest in junior and intermediate exploration companies. The securities of junior and intermediate exploration gold companies, which can be more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

LARGE CAPITALIZATION COMPANY RISK

Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

LEVERAGE RISK

Derivatives and other transactions that give rise to leverage may cause the funds’ performance to be more volatile than if the funds had not been leveraged. Leveraging also may require that the funds liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the funds to losses in excess of the amounts invested or borrowed.

LIQUIDITY RISK

The secondary market for municipal bonds may be less liquid than other securities markets. A less liquid market may make it difficult for the funds to sell the security at an attractive price, and the value of the security may fall, even during periods of declining interest rates.

LOWER RATED MUNICIPAL BONDS RISK

A portion of the fund’s investments may be in high risk, lower rated municipal bonds as the result of a downgrade of an investment grade bond subsequent to the fund’s purchase of the bond. Investments in lower rated bonds carry greater credit rate risk, market risk and interest rate risk than an investment in a higher rated bond.

MAIN RISK

Global Luxury Goods Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund and China Region Fund

The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in any of the funds. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Given the limited number of issuers in Eastern European countries, along with liquidity and capacity constraints in certain markets, as the asset size of the Emerging Europe Fund grows it may be more difficult for the Adviser to locate attractive securities to purchase, and the ability of the Adviser to efficiently trade into or out of particular securities or markets may become more limited.

Near-Term Tax Free Fund

The fund is designed for investors who primarily seek current income that is substantially free from federal income tax. The fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. As with all mutual funds, loss of money is a risk of investing in the fund. Although the fund’s policy is to invest in securities whose interest is free from federal income tax, the fund may invest up to 20% of its assets in securities that pay taxable interest. For the fiscal year ended December 31, 2021, 100% of the fund’s distributions were tax-exempt. From year to year, these numbers may vary and there is no assurance that these distributions will continue. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

U.S. Government Securities Ultra-Short Bond Fund

The fund invests in various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

The fund is designed for investors who primarily seek current income. The fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to manage the magnitude of NAV fluctuations by limiting the fund’s dollar-weighted average effective maturity to two years or less, it is possible to lose money by investing in the fund.

MARKET RISK

The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

MUNICIPAL BOND RISK

There is generally more public information available for corporate equities or bonds than is available for municipal bonds.

NON-DIVERSIFICATION RISK

The fund is classified as a “non-diversified” fund, and, as such, the fund’s portfolios may include the securities of a smaller total number of issuers than if the funds were classified as “diversified.” Because the fund may invest a greater proportion of their assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the fund’s total returns or asset values than if the fund was required to hold smaller positions of the securities or a larger number of issuers.

OPTIONS RISK

Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

PORTFOLIO MANAGEMENT RISK

The skill of the Adviser will play a significant role in the fund’s ability to achieve it’s investment objective. There is a risk that the investment strategy does not achieve the fund’s objective or that the Adviser does not implement the strategy properly.

PORTFOLIO TURNOVER RISK

The fund’s portfolio turnover rate varies from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

PRICE VOLATILITY RISK

The value of the fund’s shares may fluctuate significantly.

PRIVATE PLACEMENT RISK

Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause the fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine the fund’s exposure to private placement investments, which could cause the fund to invest to a greater extent than permitted in illiquid investments and subject the fund to increased risks. Private placement investments may subject the fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on the fund’s performance.

RECENT MARKET EVENTS RISK

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

RESTRICTED SECURITY RISK

The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate these securities.

RISK OF INVESTING IN GOVERNMENT AGENCIES

The fund’s investments in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

RISK OF INVESTING IN THE LUXURY GOODS INDUSTRY

Companies in the luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.

SECTOR RISK

Global Luxury Goods Fund

From time to time, the fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

Emerging Europe Fund and China Region Fund

From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

SHORT POSITION RISK

The funds will incur a loss from a short position if the value of the reference instrument increases after the time the fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a fund’s losses, and also may involve counterparty risk. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

SMALL- AND MID-SIZED COMPANIES RISK

The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

WARRANTS RISK

The fund may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the- money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

Common Investment Practices and Related Risks

While not principal strategies or risks for each fund, the funds may invest to a limited extent in other types of investments as discussed below.

ILLIQUID SECURITIES

Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency. The repurchase agreements entered into by each money market fund are collateralized with cash and securities of the type in which that fund may otherwise invest.

Repurchase agreements carry several risks, including the risk that the counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each fund may purchase securities on a when- issued or delayed-delivery basis. This means the fund purchases securities for delivery at a later date and at a stated price or yield. There is a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case, the fund could suffer an unrealized loss at the time of delivery.

BORROWING

Each fund may not borrow money except for temporary or emergency purposes in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). To the extent that a fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio.

SECURITIES RATINGS

The Adviser will use the ratings provided by independent rating agencies in evaluating the credit quality of a debt security and in determining whether a security qualifies as eligible for purchase under a fund’s investment policies. If a security is not rated, the Adviser may determine that the security is comparable in quality to a rated security for purposes of determining eligibility. In the event that an agency downgrades the rating of a security below the quality eligible for purchase by a fund, the fund reserves the right to continue holding the security if the Adviser believes such action is in the best interest of the fund.

The following investment practices and related risks apply only to the Global Luxury Goods Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund and China Region Fund

SMALL- AND MID-SIZED COMPANIES RISK

A fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may otherwise be advisable.

DERIVATIVE SECURITIES

A fund may, but is not required to, invest in derivative securities, which include purchasing and selling exchange-listed and over-the-counter put and call options or LEAPS on securities, equity and fixed- income indexes, and other financial instruments. In an effort to enhance a fund’s risk-adjusted performance, a fund may enter into covered option writing transactions. A fund will primarily implement this risk reduction strategy by selling covered call options, but may also sell covered puts as part of this strategy. A fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets. A fund will not purchase an option if, immediately thereafter, the aggregate market value of all options purchased by the fund would exceed 10% of the fund’s total assets.

In addition, each fund may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, or options on currencies or currency futures. Each fund may, but is not required to, invest in derivative securities for hedging, risk management or portfolio management purposes. Derivative securities may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. The ability of a fund to use derivative securities successfully will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. Each fund will comply with applicable regulatory requirements when investing in derivative securities. On October 28, 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. The compliance date for the new rule is August 19, 2022. For more information on derivative securities and specific fund limitations, see the SAI.

In addition, a fund may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors than in-the-money- warrants. As an example, the value of an out-of-the- money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.

CURRENCY RISK AND HEDGING

The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

The funds may, but are not required to, invest in derivative securities in an attempt to hedge a particular fund’s foreign securities investments back to the U.S. dollars when, in the Adviser’s judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on derivative securities and increased transaction expenses.

INVESTMENTS IN EXCHANGE-TRADED FUNDS (ETFS) OR OTHER INVESTMENT COMPANIES

The funds may invest in ETFs or other investment companies. If a fund invests in an ETF or other investment company, the fund will pay its proportionate share of expenses of the ETF or other investment company (including management and administrative fees) as well as the fund’s own management and administrative expenses. The SEC recently adopted changes to the regulatory framework for fund of funds arrangements, and, as a result, the funds’ exemptive orders were rescinded by the SEC on January 19, 2022. However, effective January 19, 2022, new Rule 12d1-4 under the Investment Company Act of 1940 permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. ETFs in which the fund invests may borrow money for investment purposes, a practice commonly referred to as “leveraging.” An ETF may also seek to employ leverage through the use of derivatives, such as futures, options or swaps. The use of leverage by the ETFs may increase exposure to fluctuations in the prices of the leveraged ETF’s assets thereby making any change in the leveraged ETF’s net asset value greater than without the use of leverage. Leverage could result in increased volatility of returns. A leveraged ETF will also be expected to comply with asset coverage requirements which could force the leveraged ETF to sell certain portfolio holdings or reduce its derivatives positions at a time which may be disadvantageous to the leveraged ETF.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI and on the funds’ website (www.usfunds.com).

Fund Management

INVESTMENT ADVISER

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust). The Adviser was organized in 1968. Each fund will pay the following percentages of its average net assets to the Adviser for advisory services:

				Base Advisory Fee Range With
	Base Advisory Fee	Benchmark	Hurdle Rate	Performance Fee Adjustment
Global Luxury Goods Fund	1.00%	S&P Composite 1500 Index	+/- 5%	0.75%-1.25%
Gold and Precious Metals Fund	0.90%	FTSE Gold Mines Index	+/- 5%	0.65%-1.15%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	+/- 5%	0.75%-1.25%
Global Resources Fund	0.95%	S&P Global Natural Resources Index (Net Total Return)	+/- 5%	0.70%-1.20%
Emerging Europe Fund	1.25%	MSCI Emerging Markets Europe 10/40 Index (Net Total Return) +/- 5%		1.00%-1.50%
China Region Fund	1.25%	Hang Seng Composite Index	+/- 5%	1.00%-1.50%
Near-Term Tax Free Fund	0.50%	n/a
U.S. Government Securities Ultra-Short Bond Fund	0.50%	n/a

The funds are subject to a performance fee. A performance fee, or fulcrum fee, is designed to reward the Adviser for fund performance that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance which is lower than a fund’s designated benchmark. A fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. The chart reflects the minimum and maximum advisory fee applicable to each fund. See each fund’s fee table for the aggregate fee paid to the adviser as a percentage of net assets for the most recent fiscal year. Certain funds are subject to breakpoints in the advisory fee. Please see the funds’ SAI for more information on the breakpoints. The performance will be calculated based on the Investor Class shares of the fund.

The following example illustrates the application of the performance adjustment to the World Precious Minerals Fund:

For the rolling 12-month period	Fund’s investment performance	Index’s cumulative change	Fund’s performance relative to the index

January 1	$50.00	$100.00
December 31	$57.60	$110.20
Absolute change	+$7.60	+$10.20
Actual change	+15.20%	+10.20%	+5.00%

Based on these assumptions, the Adviser’s management fee for World Precious Minerals Fund for the month ended December 31 would be calculated as follows:

●	The portion of the annual basic fee rate of 1.00% applicable to that month is multiplied by the fund’s average daily net assets for the month. This results in the dollar amount of the base fee.

●	The 0.25% rate (adjusted for the number of days in the month) is multiplied by the fund’s average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

●	The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

The Adviser or its affiliates may pay compensation, out of profits derived from the Adviser’s management fee and not as an additional charge to the funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees, which may be payable by the funds, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the funds on preferred or recommended sales lists, mutual fund “supermarket” upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the funds available to its customers and may allow the funds greater access to the financial institution’s customers.

A discussion regarding the basis for the board of trustees’ approval of the investment advisory contract of the funds is available in the funds’ annual report to shareholders covering the period of January 1 to December 31, 2021.

FUND EXPENSES

The Adviser has voluntarily limited total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90% for the Gold and Precious Metals Fund, 1.90% for the World Precious Minerals Fund, 1.90% for the Global Resources Fund, 2.85% for the Emerging Europe Fund, 2.55% for the China Region Fund, and 0.45% for the U.S. Government Securities Ultra-Short Bond Fund. These expense limitations will continue on a voluntary basis at the Adviser’s discretion.

The following table shows the effect that the current voluntary limitation had for those funds for which total annual fund operating expenses exceeded their respective limitation for the year ended December 31, 2021. The table below does not include the effect of any additional reimbursements that may be made from time to time to the U.S. Government Securities Ultra-Short Bond Fund and the China Region Fund.

	U.S. Government Securities Ultra-Short Bond Fund	China Region Fund
Total annual fund operating expenses	1.06%	3.14%
Voluntary expense waiver	(0.61)%	(0.75)%
Total annual expenses after reimbursements	0.45%	2.39%

*	Excluding acquired fund fees and expenses, if any.

The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.80% for the Global Luxury Goods Fund and 0.45% for the Near-Term Tax Free Fund on an annualized basis through April 30, 2023. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and will become a voluntary limitation that may be changed or terminated by the Adviser at any time after April 30, 2023. The effect of the contractual limitation has been reflected in the Fees and Expenses of the fund in the Summary Section.

PORTFOLIO MANAGERS

Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the Global Luxury Goods Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund, China Region Fund, Near-Term Tax Free Fund and U.S. Government Securities Ultra-Short Bond Fund . Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1999. Mr. Aldis has served as a portfolio manager for the Adviser from 1989-1999 and from 2001 to the present. Ms. Sawicka has served as portfolio manager for the Adviser since 2020.

Adviser personnel may invest in securities for their own accounts according to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the funds they manage.

Shareholder Information

Pricing of Fund Shares

When you make a purchase, redemption, or exchange, the value of your transaction will be the next calculated NAV per share after we receive your request in good order (which generally means that the funds have received your instructions and any necessary documents or amounts in the form required by the funds’ policies and procedures). A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request in good order prior to that time, your transaction price will be the NAV per share determined for that day. If we receive your request or payment after that time, your transaction will be effective on the next day the funds are open for business.

Opening an Account

You may open an account by calling an Investor Representative at 1-800-873-8637 and requesting an application or by downloading an application from our website at www.usfunds.com. Mail a signed, completed application with your initial investment to U.S. Global Investors to open your initial account. You will not need to fill out another application to invest in another U.S. Global Investors Fund unless the account registration is different or we need further information to verify your identity. You may also open an account online by visiting our website at www.usfunds.com.

In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-873-8637 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

Shares of the funds have not been registered for sale outside of the United States. The U.S. Global Investors Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Funding an Account

All checks must be in U.S. dollars drawn on a domestic bank. The funds will not accept payment in cash, coins, or money orders. The funds also do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, cashier’s checks, starter checks, or bank drafts for the purchase of shares. Exceptions to this policy may be made in limited circumstances. Please make checks payable to: U.S. Global Investors.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the fund, for any payment that is returned. It is the policy of the fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The fund reserves the right to reject any application.

If you are making your first investment in the funds, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. An Investor Representative will contact you within 24 hours with your account number and to provide the proper wiring instruction. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the fund you are purchasing, the account number, and your name so that monies can be correctly applied.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Minimum Investments

INITIAL PURCHASE

●	$5,000

ADDITIONAL PURCHASES

●	$100 minimum per transaction

AUTOMATIC INVESTING—ABC INVESTMENT PLAN®

●	$1,000 initial investment, which must be made by check or wire.

Investment minimums, including for initial purchases, additional purchases, and automatic investments, may be waived at the discretion of the Adviser with the approval of a fund officer.

How to Purchase, Redeem and Exchange Shares

Payment for shares redeemed, including during stressed market conditions, will be mailed to you typically within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the transfer agent, Apex Fund Services. The funds may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the funds’ portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. If any portion of the shares to be redeemed represents an investment made by check, the funds may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the purchase date.

For federal income tax purposes, redemptions are a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based upon the difference between your cost basis in the shares originally purchased and the redemption proceeds received. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld generally will be subject to 10% withholding.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:

●	For all redemptions in excess of $50,000 from any shareholder account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	If a change of address was received by the transfer agent within the last 15 calendar days; and

●	If ownership is being changed on your account.

In addition to the situations described above, the funds and/ or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The funds may waive any of the above requirements in certain instances. Signature guarantees generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Additional documents may be required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, please call an Investor Representative at 1-800-873-8637.

The exchange and redemption privilege is automatic when you complete your application unless you elected to opt out of these privileges. If you elected to not have these privileges and wish to add them to your profile of accounts, you can complete an Account Options Form or call an Investor Representative at 1-800-873-8637 for additional information or instructions. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

BY INTERNET ACCESS—WWW.USFUNDS.COM

You may access your account online by visiting our website at www.usfunds.com. After establishing access, you will be able to review account activity and balances, perform transactions, sign up for electronic delivery of statements, confirmations, financial reports, tax forms and/or prospectuses, and change certain account options. A signature guarantee may be required if you wish to make a redemption from your fund account into your bank account and you have changed your banking information or account address in the past 15 calendar days.

BY TELEPHONE—1-800-873-8637

Any registered account owner can call toll free to speak with an Investor Representative. Our hours of operation are Monday – Friday, 8:00 a.m. to 6:00 p.m. Eastern Time.

Telephone transaction privileges are automatically established when you complete your application. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. As long as we take reasonable steps to ensure that an order to purchase, redeem or exchange your shares is genuine, we are not responsible for any losses that may occur. If an account has more than one owner or authorized person, the fund will accept telephone instructions from any one owner or authorized person. We recommend you verify the accuracy of your confirmation statements immediately after you receive them. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

BY MAIL

To add to your account, send your check made payable to U.S. Global Investors and the appropriate investment slip that accompanies your fund’s transaction confirmation to U.S. Global Investors.

For purchases into a new fund in which you are not currently invested, please mail your check for the initial investment amount and note the fund name in which you would like to open an account.

For redemptions or exchanges, send your written instructions or redemption authorization form to the address below. Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.

●	Regular Mail

U.S. Global Investors Funds

P.O. Box 588
Portland, ME 04112

●	Overnight Mail

U.S. Global Investors Funds
c/o Apex Fund Services

Three Canal Plaza, Ground Floor

Portland, ME 04101

The funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Apex Fund Services post office box, of purchase orders and/or redemption requests does not constitute receipt by the transfer agent of the funds.

BY AUTOMATED CLEARING HOUSE (ACH) OR BY BANK WIRE

To add to or redeem from your account via wire or ACH, visit our website at www.usfunds.com to download an Account Options Form or call 1-800-873-8637 to speak with an Investor Representative.

The funds will charge you $25 if a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the funds reserve the right to redeem shares of any U.S. Global Investors Funds that you own.

RETIREMENT ACCOUNT DISTRIBUTIONS

For any distribution from a retirement account (traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA), please mail a completed and signed IRA/Qualified Plan Distribution Request Form to the address above.

You may also request a distribution by calling an Investor Representative at 1-800-873-8637.

REDEMPTIONS IN KIND

Redemption proceeds are normally paid in cash. If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), and if deemed appropriate and advisable by the Adviser, the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund pursuant to procedures adopted by the Board. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

EMAIL

The funds do not accept purchase, redemption or exchange instructions via email.

Important Shareholder Information

If your fund shares are purchased, exchanged or redeemed through a broker-dealer or other financial intermediary, the policies and procedures on these purchases, exchanges or redemptions may vary and additional fees or different account minimums may apply. For more information on these fees, check with your broker-dealer or financial intermediary.

FUNDS’ RIGHTS

The funds reserve the right to:

●	Reject or restrict purchase, redemption or exchange orders when in the best interest of a fund;

●	Limit or discontinue the offering of shares of a fund without notice to the shareholders;

●	Calculate the NAV per share and accept purchases, exchange and redemption orders on a business day that the NYSE is closed;

●	Require a signature guarantee, from either a Medallion program member or a non-Medallion program member, for transactions or changes in account information;

●	Redeem an account with less than the required fund account minimum;

●	Restrict or liquidate an account when necessary or appropriate to comply with federal law;

●	Charge a fee for any historical information request regarding your fund account. Please call an Investor Representative at 1-800-873-8637 for more information regarding this fee;

●	Accept purchase orders for fund shares; and

●	To restrict, or charge fees for, check writing privileges.

EFFECTIVE TIME AND DATE

When you make a purchase, redemption or exchange, your transaction price will be the next calculated NAV per share after we receive your transaction request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your transaction request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your transaction request after that time, the purchase will be effective on the next day the funds are open for business.

When a fund calculates its NAV, it values the securities it holds at market value. Shares of any underlying funds will be valued at their respective NAV. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security’s value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, if this is determined to approximate market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.

Certain funds invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Transactions received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the funds’ behalf will be deemed accepted by a fund the same day and will be executed at that day’s closing share price. Each financial intermediary’s agreement with the funds permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the funds after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

Purchases of shares require payment by check, wire or ACH at the time the transaction is received in good order.

USE OF FAIR VALUE PRICING

When market quotations are readily available for portfolio securities which trade on an exchange or market within the Western Hemisphere, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market on which the securities principally trade. Equity securities primarily traded on an exchange or market outside the Western Hemisphere are generally valued at the price that is an estimate of fair value, as provided by an independent third party.

When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds’ board has determined to fair value certain securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the board believe it helps protect the interests of the funds.

The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.

ACCOUNT BALANCE

Each fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment (except for U.S. Government Securities Ultra-Short Bond Fund accounts opened prior to May 1, 2014, which are subject to the small balance fee only if an account has a balance of less than $1,000). Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the funds.

The funds reserve the right to waive, modify or eliminate the small account fees at any time.

CONFIRMATIONS AND STATEMENTS

You will receive confirmation after any transaction. The confirmation includes the per share price and the dollar amount and number of shares purchased, redeemed or exchanged. Additionally, you will receive a quarterly statement on for the equity funds, and monthly statements for the Near-Term Tax Free Fund and U.S. Government Securities Ultra-Short Bond Fund. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements.

If you think that your confirmation or statement is incorrect or if you need more information about a transaction on the confirmation or statement, contact us promptly by mail or phone at the address or phone number indicated on the front of the confirmation or statement. To dispute any transaction on your confirmation or statement, you must contact us no later than 60 days after we send you the first confirmation or statement on which the disputed transaction occurred.

PURCHASE ORDERS

Investors may purchase additional shares of the funds in the amount of $100 or more by calling 1-800-873-8637. If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the net asset value calculated on that day. If your payment is rejected by your bank, the transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the funds.

EXCESSIVE SHORT-TERM TRADING

The funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use short-term trading strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

●	It may lower overall fund performance;

●	It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

●	Frequent redemptions by market timers may increase taxable capital gains; and

●	It may disrupt a portfolio manager’s ability to effectively manage fund assets.

The funds’ board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in the funds. The funds will not knowingly accommodate frequent purchases or redemptions of fund shares.

Focus is placed on identifying purchase and redemption transactions in an account over a certain dollar amount within a predetermined period of time, as provided for in the funds’ policies and procedures.

OMNIBUS ACCOUNT

U.S. Global Investors Funds has implemented procedures whereby Apex Fund Services, in its capacity as the transfer agent, monitors shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.

Accordingly, the transfer agent may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The transfer agent will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer’s redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.

LOST ACCOUNTS

It is important that the funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the funds. Based upon statutory requirements for returned mail, the funds will attempt to locate the investor or rightful owner of the account. If the funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. All fund shares in an account that has been deemed a lost account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state escheatment or unclaimed property laws. The fund and the transfer agent will not be liable to the shareholders or their representatives for compliance in good faith with these laws. A signature guarantee, from either a Medallion program member or a non-Medallion program member, may be required to update an account from lost status.

RETIREMENT PLANS

The funds are offered through Adviser sponsored IRA plans. Shareholders will be charged an annual custodial fee as follows:

Annual Custodial Fee: $20

The funds offer many other services, such as direct deposit and systematic withdrawal plans. Please call an Investor Representative at 1-800-873-8637 for more information.

Distributions and Taxes

Distributions will automatically be reinvested in fund shares unless you elect to have your distributions paid in cash by check or directly deposited to your bank account of record. The equity funds generally distribute capital gains and income dividends, if any, annually in December, although certain equity funds may at times make distributions on a more frequent basis, such as quarterly or monthly. The Near-Term Tax Free Fund and U.S. Government Securities Ultra-Short Bond Fund generally distribute income dividends monthly and capital gains, if any, annually in December.

Dividends and capital gains will automatically be reinvested in your account unless requested to be paid in cash. If you elect to have dividends and/or capital gains distributions paid in cash, the fund will automatically reinvest all distributions under $10 in additional fund shares.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the funds reserve the right to reinvest the distribution check in your account, at the fund’s current net asset value, and to reinvest all subsequent distributions. You will not receive interest on amounts represented by uncashed distribution checks. You may change your distribution option by writing or calling the transfer agent five days prior to the next distribution date.

TAXES TO YOU

Unless you hold your shares in a tax-advantaged account, you generally will owe federal income taxes on amounts paid or distributed to you by the funds (other than distributions of exempt-interest dividends) whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the funds for more than a year generally are taxable to you for federal income tax purposes at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources, except qualified dividend income and exempt interest, generally are taxed as ordinary income. Distributions of qualified dividend income generally will be taxable to individuals and other noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Income from the Near-Term Tax Free Fund and U.S. Government Securities Ultra-Short Bond Fund primarily is derived from investments earning interest rather than dividend income, therefore, generally none or only a small portion of the income dividends paid to shareholders by the fund is anticipated to be qualified dividend income. Additionally, dividends received by the funds from certain foreign corporations are not expected to qualify for treatment as qualified dividend income.

It is anticipated that the distributions from the Near-Term Tax Free Fund will primarily consist of interest income that is generally exempt from federal income tax, including the federal alternative minimum tax, although a portion of the fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. You also may be subject to tax on any net capital gains realized by the fund.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Each year the fund will send you a statement (Form 1099) that will detail distributions made to you for that year.

Dividends, interest and some capital gains received by the funds on foreign securities may be subject to foreign withholding or other foreign taxes. If a fund has more than 50% of the value of its total assets at the close of a taxable year in stock or securities of foreign corporations, the fund may make an election for the year to pass through a shareholder’s pro rata share of such taxes paid by the fund. Shareholders generally will be able to claim a credit or deduction (subject to certain limitations) on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the foreign taxes paid by the fund. If such an election is not made, any foreign taxes paid or accrued by the fund will represent an expense to the fund.

If you purchase shares of a fund just before the fund declares a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

Unless you are investing through a tax-advantaged account, a redemption of fund shares is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares you redeem, you may have a gain or loss on the transaction. The gain or loss generally will be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss generally will be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Long-term capital gains generally are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 20%. Shareholders may be limited in their ability to utilize capital losses. Exchanges are treated as a redemption and purchase for federal income tax purposes. Therefore, you will also have a taxable gain or loss upon an exchange unless the exchange is in a tax-advantaged account.

Shareholders should consult with their own tax advisors concerning the federal, state, local and foreign tax consequences of owning fund shares in light of their particular tax situation.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a fund may cause the fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a fund’s taxable income or gains, and may limit or prevent the fund from using certain types of derivative instruments as a part of its investment strategy. A fund’s use of derivatives also may be limited by the requirements for taxation of the fund as a regulated investment company.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on and paid with your federal income tax return.

Tax regulations require that cost basis information be provided to you and the Internal Revenue Service (IRS) when shares that are purchased on or after January 1, 2012 (known as covered shares) are sold from taxable accounts. Unless you instruct otherwise, we will use our default method of average cost to report the cost basis and will sell uncovered shares (shares purchased on or before December 31, 2011) before covered shares. Pursuant to IRS regulations, changes to or from the average cost method must be submitted in writing or online via our website, www.usfunds.com. Once a redemption occurs, you must contact us no later than 60 days after we send you the first confirmation or statement to dispute the method used to report the transaction.

When you open an account, IRS regulations require that you provide your taxpayer identification number (TIN), certify that it is correct and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each fund is required to withhold 24% of all the distributions (including dividends— which includes exempt-interest dividends— and capital gain distributions) and redemption proceeds paid to you. Each fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a fund will be required to withhold a 30% tax on income dividends paid by the fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a fund fails to provide the fund with appropriate certifications or other documentation concerning its status under FATCA.

DISTRIBUTION PLAN

The U.S. Global Investors Funds have adopted Rule 12b-1 plans with respect to the Investor Class shares for the following funds: Global Luxury Goods Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund and China Region Fund. The 12b-1 plan provides 0.25% to be paid by a fund’s Investor Class shares to the Distributor to pay the Distributor, its affiliates and others for distribution and promotional expenses. Because this fee is continually paid out of the assets of each fund’s Investor Class shares, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges.

Financial Highlights

The tables below are intended to show you each fund’s financial performance for the Investor Class for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been audited by BBD, LLP, the fund’s independent registered public accounting firm. The financial statements for each fund for the fiscal year ended December 31, 2021 and BBD reports thereon, are available upon request.

Global Luxury Goods Fund

For a capital share outstanding during the

	Year Ended December 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$20.59	$17.09	$15.36		$19.52	$18.65
Investment Activities
Net investment loss*	(0.14)	(0.04)	(0.02)		(0.06)	(0.08)
Net realized and unrealized gain (loss)	5.28	3.56	2.14		(1.61)	3.66
Total from investment activities	5.14	3.52	2.12		(1.67)	3.58

Distributions
From net investment income	(0.21)	(0.02)	–		–	–
From net realized gains	(3.22)	–	(0.39)		(2.49)	(2.71)
Short-Term Trading Fees*	–	–	–		–	0.00	(a)
Net asset value, end of year	$22.30	$20.59	$17.09		$15.36	$19.52
Total Return (b)	25.02%	20.62%	13.84%		(8.28)%	19.17%
Ratios to Average Net Assets:
Net investment loss	(0.60)%	(0.25)%	(0.14)%		(0.32)%	(0.41)%
Total expenses	1.99%	1.76%	1.69%		1.77%	1.86%
Expenses waived or reimbursed(c)	(0.06)%	(0.01)%	(0.15)%		(0.06)%	(0.04)%
Net expenses (d)	1.93%	1.75%	1.54%		1.71%	1.82%
Portfolio turnover rate	177%	308%	292	%(e)	245%	264	%(e)
Net assets, end of year (in thousands)	$57,667	$49,567	$35,076		$33,848	$41,597

*	Based on average shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2021		2020	2019	2018	2017
Ratios to Average Net
Assets:
Expense offset	–	(f)	(0.01)%	(0.15)%	(0.06)%	(0.04)%

(e)	Excludes option transactions.

(f)	Effect on the expense ratio was not greater than 0.005%.

Gold and Precious Metals Fund

For a capital share outstanding during the

	Year Ended December 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$13.53	$10.14	$6.70		$7.96	$7.04
Investment Activities
Net investment loss*	(0.01)	(0.09)	(0.07)		(0.06)	(0.06)
Net realized and unrealized gain (loss)	(1.46)	3.84	3.51		(1.08)	0.98
Total from investment activities	(1.47)	3.75	3.44		(1.14)	0.92

Distributions
From net investment income	(0.25)	(0.36)	–		(0.12)	–
Short-Term Trading Fees*	–	–	–		–	0.00	(a)
Net asset value, end of year	$11.81	$13.53	$10.14		$6.70	$7.96
Total Return (b)	(10.82)%	37.06%	51.34%		(14.29)%	13.07%
Ratios to Average Net Assets:
Net investment loss	(0.07)%	(0.82)%	(0.90)%		(0.87)%	(0.84)%
Total expenses	1.82%	1.60%	1.59%		1.76%	1.68%
Expenses waived or reimbursed(c)	–	(0.01)%	(0.08)%		(0.06)%	(0.03)%
Net expenses (d)	1.82%	1.59%	1.51%		1.70%	1.65%
Portfolio turnover rate	56%	37%	36	%(e)	74%	67	%(e)
Net assets, end of year (in thousands)	$141,228	$160,318	$123,577		$86,106	$100,740

*	Based on average shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2021		2020	2019	2018	2017
Ratios to Average Net Assets:
Expense offset	–	(f)	(0.01)%	(0.08)%	(0.06)%	(0.03)%

(e)	Excludes option transactions.

(f)	Effect on the expense ratio was not greater than 0.005%.

World Precious Minerals Fund

For a capital share outstanding during the

	Year Ended December 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$5.26	$3.31	$2.70		$4.69	$6.35
Investment Activities
Net investment loss*	(0.09)	(0.07)	(0.04)		(0.03)	(0.10)
Net realized and unrealized gain (loss)	(0.74)	2.38	0.65		(1.49)	(0.22)
Total from investment activities	(0.83)	2.31	0.61		(1.52)	(0.32)

Distributions
From net investment income	(1.85)	(0.36)	–		(0.47)	(1.34)
Short-Term Trading Fees*	–	–	–		–	0.00	(a)
Net asset value, end of year	$2.58	$5.26	$3.31		$2.70	$4.69
Total Return (b)	(14.19)%	70.60%	22.59%		(31.67)%	(4.16)%
Ratios to Average Net Assets:
Net investment loss	(1.77)%	(1.77)%	(1.31)%		(0.77)%	(1.51)%
Total expenses	1.93%	1.81%	1.55%		1.52%	1.84%
Expenses waived or reimbursed(c)	–	–	(0.04)%		(0.04)%	(0.02)%
Net expenses (d)	1.93%	1.81%	1.51%		1.48%	1.82%
Portfolio turnover rate	41%	34%	20	%(e)	55%	36	%(e)
Net assets, end of year (in thousands)	$89,313	$116,247	$75,818		$69,117	$114,766

*	Based on average shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2021		2020		2019	2018	2017
Ratios to Average Net Assets:
Expense offset	–	(f)	–	(f)	(0.04)%	(0.04)%	(0.02)%

(e)	Excludes option transactions.

(f)	Effect on the expense ratio was not greater than 0.005%.

Global Resources Fund

For a capital share outstanding during the

	Year Ended December 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$5.97	$4.61	$4.33		$6.09	$5.25
Investment Activities
Net investment income (loss)*	(0.01)	0.01	0.10		0.12	0.11
Net realized and unrealized gain (loss)	0.78	1.68	0.27		(1.67)	0.91
Total from investment activities	0.77	1.69	0.37		(1.55)	1.02

Distributions
From net investment income	(1.07)	(0.33)	(0.09)		(0.21)	(0.18)
Short-Term Trading Fees*	–	–	–		–	0.00	(a)
Net asset value, end of year	$5.67	$5.97	$4.61		$4.33	$6.09
Total Return (b)	13.43%	37.17%	8.55%		(25.48)%	19.57%
Ratios to Average Net Assets:
Net investment income (loss)	(0.22)%	0.22%	2.15%		2.05%	1.94%
Total expenses	1.90%	2.09%	1.61%		1.57%	1.61%
Expenses waived or reimbursed(c)	–	(0.06)%	(0.08)%		(0.06)%	(0.02)%
Net expenses (d)	1.90%	2.03%	1.53%		1.51%	1.59%
Portfolio turnover rate	135%	105%	129	%(e)	119%	131	%(e)
Net assets, end of year (in thousands)	$67,821	$63,891	$55,739		$60,699	$95,747

*	Based on average shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2021		2020	2019	2018	2017
Ratios to Average Net Assets:
Expense offset	–	(f)	(0.01)%	(0.08)%	(0.05)%	(0.02)%

(e)	Excludes option transactions.

(f)	Effect on the expense ratio was not greater than 0.005%.

Emerging Europe Fund

For a capital share outstanding during the

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$6.10	$7.70	$6.05	$7.29	$5.94
Investment Activities
Net investment income*	0.15	0.05	0.21	0.14	0.08
Net realized and unrealized gain (loss)	0.57	(1.43)	1.59	(1.38)	1.27
Total from investment activities	0.72	(1.38)	1.80	(1.24)	1.35

Distributions
From net investment income	(0.06)	(0.22)	(0.15)	–	–
Short-Term Trading Fees*	–	–	–	–	0.00	(a)
Net asset value, end of year	$6.76	$6.10	$7.70	$6.05	$7.29
Total Return (b)	11.75%	(17.94)%	29.76%	(17.01)%	22.73%
Ratios to Average Net Assets:
Net investment income	2.24%	0.76%	3.08%	2.05%	1.26%
Total expenses	2.49%	2.82%	2.36%	2.43%	2.32%
Expenses waived or reimbursed (c)	–	(0.16)%	(0.06)%	(0.04)%	(0.02)%
Net expenses (d)	2.49%	2.66%	2.30%	2.39%	2.30%
Portfolio turnover rate	169%	198%	87%	81%	97	%(e)
Net assets, end of year (in thousands)	$23,467	$24,276	$36,453	$31,150	$45,302

*	Based on average shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2021		2020	2019	2018	2017
Ratios to Average Net Assets:
Expense offset	–	(f)	(0.01)%	(0.06)%	(0.04)%	(0.02)%

(e)	Excludes option transactions.

(f)	Effect on the expense ratio was not greater than 0.005%.

China Region Fund

For a capital share outstanding during the

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.99	$9.12	$7.56	$11.53	$7.32
Investment Activities
Net investment income (loss)*	(0.02)	(0.08)	0.07	0.10	(0.06)
Net realized and unrealized gain (loss)	(1.81)	1.14	1.59	(3.84)	4.28
Total from investment activities	(1.83)	1.06	1.66	(3.74)	4.22

Distributions
From net investment income	–	(0.05)	(0.10)	(0.08)	(0.01)
From net realized gains	(1.28)	(0.14)	–	(0.15)	–
Net asset value, end of year	$6.88	$9.99	$9.12	$7.56	$11.53
Total Return (a)	(18.32)%	11.75%	21.99%	(32.46)%	57.67%
Ratios to Average Net Assets:
Net investment income (loss)	(0.26)%	(0.88)%	0.77%	0.96%	(0.60)%
Total expenses	3.14%	3.56%	2.95%	2.66%	2.60%
Expenses waived or reimbursed (b)	(0.75)%	(0.87)%	(0.51)%	(0.22)%	(0.09)%
Net expenses (c)	2.39%	2.69%	2.44%	2.44%	2.51%
Portfolio turnover rate	278%	243%	95%	109%	102	%(d)
Net assets, end of year (in thousands)	$9,379	$13,547	$14,459	$13,253	$29,775

*	Based on average shares outstanding.

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(c)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2021		2020	2019	2018	2017
Ratios to Average Net Assets:
Expense offset	–	(e)	(0.01)%	(0.10)%	(0.04)%	(0.05)%

(d)	Excludes option transactions.

(e)	Effect on the expense ratio was not greater than 0.005%.

Near-Term Tax Free Fund

For a capital share outstanding during the

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$2.26	$2.22	$2.20	$2.21	$2.21
Investment Activities
Net investment income*	0.02	0.02	0.03	0.03	0.03
Net realized and unrealized gain (loss)	(0.03)	0.04	0.02	(0.01)	–
Total from investment activities	(0.01)	0.06	0.05	0.02	0.03

Distributions
From net investment income	(0.02)	(0.02)	(0.03)	(0.03)	(0.03)
Net asset value, end of year	$2.23	$2.26	$2.22	$2.20	$2.21
Total Return (a)	(0.46)%	2.93%	2.18%	0.73%	1.20%
Ratios to Average Net Assets:
Net investment income	0.86%	1.11%	1.25%	1.17%	1.16%
Total expenses	1.13%	1.09%	1.05%	1.01%	1.03%
Expenses waived or reimbursed (b)	(0.68)%	(0.64)%	(0.60)%	(0.56)%	(0.58)%
Net expenses (c)	0.45%	0.45%	0.45%	0.45%	0.45%
Portfolio turnover rate	20%	20%	35%	16%	14%
Net assets, end of year (in thousands)	$35,389	$41,762	$43,061	$49,914	$69,120

*	Based on average shares outstanding.

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(c)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2021		2020	2019	2018	2017
Ratios to Average Net Assets:
Expense offset	–	(d)	(0.01)%	(0.08)%	(0.07)%	(0.04)%

(d)	Effect on the expense ratio was not greater than 0.005%.

U.S. Government Securities Ultra-Short Bond Fund

For a capital share outstanding during the

	Year Ended December 31,
	2021		2020	2019		2018	2017
Net asset value, beginning of year	$2.00		$2.00	$2.00		$2.00	$2.00
Investment Activities
Net investment income (loss)*	(0.01)		0.00 (a)	0.03		0.02	0.01
Net realized and unrealized gain	(0.00	)(a)	0.01	0.00	(a)	0.00 (a)	(0.00	)(a)
Total from investment activities	(0.01)		0.01	0.03		0.02	0.01

Distributions
From net investment income	–		(0.01)	(0.03)		(0.02)	(0.01)
From net realized gains	(0.00	)(a)	–	(0.00	)(a)	–	–
Net asset value, end of year	$1.99		$2.00	$2.00		$2.00	$2.00
Total Return (b)	(0.44)%		0.32%	1.50%		1.15%	0.69%
Ratios to Average Net Assets:
Net investment income (loss)	(0.32)%		0.24%	1.47%		1.14%	0.68%
Total expenses	1.06%		1.05%	1.00%		0.99%	1.03%
Expenses waived or reimbursed (c)	(0.61)%		(0.60)%	(0.55)%		(0.54)%	(0.58)%
Net expenses (d)	0.45%		0.45%	0.45%		0.45%	0.45%
Portfolio turnover rate	78%		127%	97%		32%	52%
Net assets, end of year (in thousands)	$38,004		$40,262	$42,681		$47,290	$49,427

*	Based on average shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2021	2020	2019	2018	2017
Ratios to Average Net Assets:
Expense offset	–	–	–	–	–

Additional Information about the Indexes

Returns for indexes reflect no deduction for fees, expenses or taxes, unless noted.

The Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index tracks the performance of U.S. Treasury Bills with a maturity of six to nine months.

The Bloomberg Barclays 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Greece, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents’ weights in the parent index.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly- traded companies involved primarily in the mining for gold and silver.

The S&P Global Natural Resources Index (Net Total Return) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600.

The S&P Global Luxury Index is a broad-based capitalization-weighted index of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

More information on the funds is available at no charge, upon request:

Annual/Semi-Annual Report

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders, which are available free of charge on the funds’ website at www.usfunds.com. These reports describe the funds’ performance, list holdings, and describe recent market conditions, fund investment strategies and other factors that had a significant impact on each fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

More information about the funds, their investment strategies, and related risks is provided in the SAI. The SAI and the funds’ website (www.usfunds.com) include a description of the funds’ policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the funds’ website at www.usfunds.com.

To Request Information:

BY PHONE	1-800-873-8637
BY MAIL	● Regular Mail
U.S. Global Investors Funds
P.O. Box 588
Portland, ME 04112
● Overnight Mail
U.S. Global Investors Funds
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, ME 04101
BY INTERNET	www.usfunds.com

The SEC also maintains an EDGAR database at http://www.sec.gov that contains the annual and semi-annual reports, the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. Copies of this information may also be obtained, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.

U.S. GLOBAL INVESTORS FUNDS SEC Investment Company Act File No. 811-01800 U.S. GLOBAL INVESTORS, INC. 7900 Callaghan Road, San Antonio, Texas 78229
ATLANTIC FUND ADMINISTRATION, LLC d/b/a Apex Fund Services
Three Canal Plaza, Ground Floor, Suite 600
Portland, ME 04101

U.S. Global Investors Funds c/o Apex Fund Services P.O. Box 588 Portland, ME 04112	252-PRU1-0522

U.S. GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

INVESTOR CLASS SHARES

GLOBAL LUXURY GOODS FUND (USLUX)
GOLD AND PRECIOUS METALS FUND (USERX)
WORLD PRECIOUS MINERALS FUND (UNWPX)
GLOBAL RESOURCES FUND (PSPFX)
EMERGING EUROPE FUND (EUROX)

CHINA REGION FUND (USCOX)
NEAR-TERM TAX FREE FUND (NEARX)

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND (UGSDX)

U.S. Global Investors Funds (Trust) is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated May 1, 2022, which you may request from U.S. Global Investors Funds, P.O. Box 588, Portland, Maine 04112, or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is May 1, 2022.

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GENERAL INFORMATION

The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and/or classes may be created from time to time. This Statement of Additional Information (SAI) relates to the Investor Class shares of the Trust. The Trust currently offers nine funds, two of which issue a combination of Investor Class shares and Institutional Class shares. The classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement.

The U.S. Global Investors Funds and U.S. Global Accolade Funds merged into a Delaware statutory trust on October 1, 2008, which is named U.S. Global Investors Funds (Trust). The Trust was organized as a Delaware statutory trust on July 31, 2008. The Gold and Precious Metals, World Precious Minerals, Emerging Europe and China Region Funds are non-diversified series, and each of the other funds is a diversified series of the Trust, an open-end management investment company.

Prior to the merger, U.S. Global Investors Funds, an open-end management investment company, was originally incorporated in Texas in 1969 as United Services Funds, Inc. and was reorganized as a Massachusetts business trust on July 31, 1984. The trust changed its name to U.S. Global Investors Funds on February 24, 1997. The Gold and Precious Metals Fund, the World Precious Minerals Fund, the Global Resources Fund and the China Region Fund were non-diversified series of the trust, and the All American Equity Fund, Near-Term Tax Free Fund and U.S. Government Securities Ultra-Short Bond Fund were diversified series of the trust. On February 15, 2002, the World Gold Fund changed its name to the World Precious Minerals Fund. On December 1, 2007, the Gold Shares Fund changed its name to the Gold and Precious Metals Fund. On October 1, 2008, the China Region Opportunity Fund changed its name to the China Region Fund. On December 20, 2013, the U.S. Government Securities Savings Fund changed its name to the U.S. Government Securities Ultra-Short Bond Fund.

Prior to the merger, U.S. Global Accolade Funds was an open-end management investment company and a Massachusetts business trust organized on April 16, 1993. The Emerging Europe Fund was a non-diversified series of the trust. The Holmes Macro Trends Fund was a diversified series of the trust. The Emerging Europe Fund commenced operations on March 31, 1997 and the Holmes Macro Trends Fund commenced operations on October 17, 1994. On March 19, 2013, the Eastern European Fund changed its name to the Emerging Europe Fund. On December 20, 2013, the Holmes Growth Fund changed its name to the Holmes Macro Trends Fund. The Holmes Macro Trends Fund changed its name to the Global Luxury Goods Fund effective July 1, 2020. On December 22, 2020, the All American Equity Fund reorganized and merged into the Global Luxury Goods Fund.

On December 9, 2015, the shareholders of U.S. Global Investors Funds elected five new trustees to the Board of Trustees. This action resulted in U.S. Global Investors Funds engaging Apex Fund Services (“Apex Fund Services”) to provide certain administrative, fund accounting, and/or transfer agency services. The primary reason behind this initiative was to transition the provision of such services to Apex Fund Services so that U.S. Global Investors Funds may realize operational economies of scale; however, there is no guarantee that such projected cost savings will be realized.

The Trust shall accept investments in any series of the Trust from such persons and on such terms as the Trust may from time to time authorize. Investments in a series shall be credited to each shareholder’s account in the form of full or fractional shares at a net asset value per share determined after the investment is received; provided, however, that the Trust may, in its sole discretion, (a) fix the net asset value per share of the initial capital contribution or (b) impose a sales charge or other fee in connection with investments in the Trust in such manner and at such time as determined by the Board of Trustees of the Trust. The Trust shall have the right to refuse to accept investments in any series at any time without any cause or reason therefore whatsoever.

All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other series and may be referred to herein as “assets belonging to” that series. The assets belonging to a particular series shall belong to that series for all purposes, and to no other series, subject only to the rights of creditors of that series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular series shall be allocated by the trustees between and among one or more of the series in such manner as the trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that series. The assets belonging to a particular series shall be so recorded upon the books of the Trust, and shall be held by the trustees in trust for the benefit of the holders of shares of that series. The assets belonging to each particular series shall be charged with the liabilities of that series and all expenses, costs, charges, and reserves attributable to that series. Any general liabilities, expenses, costs, charges, or reserves of the Trust which are not readily identifiable as belonging to a particular series shall be allocated and charged by the trustees between or among any one or more of the

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series in such manner as the trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes.

Without limitation of the foregoing, but subject to the right of the trustees in their discretion to allocate general liabilities, expenses, costs, charges, or reserves as herein provided, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series and not against the assets of any other series of the assets of the Trust generally. Notice of this contractual limitation on inter-series liabilities may, in the trustee’s sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Statutory Trust Act (the Delaware Act), and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Any person extending credit to, contracting with or having any claim against any series may look only to the assets of that series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that series. No shareholder or former shareholder of any series shall have a claim on, or any right to, any assets allocated or belonging to any other series.

Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust or the trustees, whether of the same or other series. In addition, shares shall not entitle shareholders to preference, appraisal, conversion or exchange rights (except as specified herein or as specified by the trustees when creating the shares, as in preferred shares). Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the Investment Company Act of 1940 (the 1940 Act) and the rules promulgated thereunder. Shareholders receive one vote for every full fund share owned. Each fund or class of a fund, if applicable, will vote separately on matters relating solely to that fund or class. All shares of the funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the Investment Company Act of 1940 (the 1940 Act). However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 1-800-873-8637 or by writing to the Trust at Apex Fund Services, c/o U.S. Global Investors Funds, P.O. Box 588, Portland, Maine 04112.

Each shareholder of the Trust and of each series shall not be personally liable for debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series. The trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the trustees relating to the Trust or to a series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more series and its or their assets (but the omission of such a recitation shall not operate to bind any shareholder or trustee of the Trust). Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate series or all series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or trustee.

Every shareholder, by virtue of having purchased a share, shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms of the Agreement and Declaration of Trust.

FUND POLICIES

The following information supplements the discussion of each fund’s policies discussed in the funds’ prospectus.

INVESTMENT RESTRICTIONS. If a percentage investment restriction other than a restriction on borrowing is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

INDUSTRY CLASSIFICATION. All funds use the Bloomberg Industry Classification System (Bloomberg) for industry classification purposes.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund’s outstanding shares present at a meeting at which

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more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund’s outstanding shares.

A fund may not:

1.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.

4.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

5.	Purchase or sell commodities or commodity contracts, except a fund may purchase and sell (i) derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities) and (ii) the Gold and Precious Metals Fund, the World Precious Minerals Fund and the Global Resources Fund may purchase precious metals.

6.	Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.	Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Gold and Precious Metals Fund and World Precious Minerals Fund will invest more than 25% of their total assets in securities of companies involved in the mining, fabrication, processing, marketing or distribution of metals including gold, silver, platinum group, palladium and diamonds; the Global Resources Fund will invest more than 25% of the value of their respective total assets in securities of companies principally engaged in natural resources operations; the Emerging Europe Fund will invest more than 25% of its total assets in securities of companies involved in oil, gas or banking; and the Near-Term Tax Free Fund may invest more than 25% of its total assets in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects.[1]

8.	The Near-Term Tax Free Fund invests, under normal circumstances, at least 80% of its net assets in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax.

The Near-Term Tax Free Fund will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry. The China Region Fund will consider a foreign government to be an “industry.”

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the board of trustees without a shareholder vote.

1.	All funds will not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

2.	None of the funds will purchase securities on margin, except (i) short-term credits as are necessary for the clearance of transactions, and (ii) margin payments in connection with futures contracts and options on futures contracts shall not

[1]	Although not part of the funds’ fundamental investment restriction, for purposes of determining a company’s industry, the funds use the Bloomberg Industry Classification System.

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constitute purchasing securities on margin. In addition, the Global Luxury Goods Fund, Emerging Europe Fund, China Region Fund, Near-Term Tax Free Fund, and U.S. Government Securities Ultra-Short Bond Fund will not make short sales, except short sales against the box shall not constitute selling securities short.

3.	The Emerging Europe Fund will invest no more than 25% of its total assets in any one of the Bloomberg-classified industries listed below; provided, however, that if at the time of purchase a corresponding industry classification represents 20% or more of the fund’s benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), then the fund may invest up to 35% of its total assets in the corresponding Bloomberg-classified industry.

Bloomberg-classified industries involving oil & gas
Drilling and Drilling Support	Midstream – Oil & Gas
Exploration & Production	Oilfield Services & Equipment
Integrated Oils	Refining & Marketing

Bloomberg-classified industries involving banking
Banks	Diversified Banks

VALUATION OF SHARES

An equity security traded on a stock exchange or market within the Western Hemisphere is generally valued at market closing price on the primary exchange, as deemed appropriate by U.S. Global Investors, Inc. (Adviser) on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation.

A foreign equity security primarily traded on an exchange or market outside the Western Hemisphere is generally valued at the price that is an estimate of fair value, as provided by an independent third party.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the market closing price, if published, or the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.

Debt securities with maturities of sixty days or less at the time of purchase may be valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the fund’s valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the Adviser, for certain pricing issues, as defined in the valuation policies.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the close of regular trading on the New York Stock Exchange are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the fund’s net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

Net asset value is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at the close of the New York Stock Exchange.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of each fund’s investment strategies and risks in the prospectus.

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GLOBAL LUXURY GOODS FUND

REAL ESTATE INVESTMENT TRUSTS (REITS). The fund may invest in real estate investment trusts (REITs), which may subject a fund to many of the same risks related to the direct ownership of real estate. These risks may include declines in the value of real estate, risks related to economic factors, changes in demand for real estate, change in property taxes and property operating expenses, casualty losses and changes to zoning laws. REITs are also dependent to some degree on the capabilities of the REIT manager. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of a portfolio’s investment in that REIT.

GOLD AND PRECIOUS METALS FUND, WORLD PRECIOUS MINERALS FUND AND GLOBAL RESOURCES FUND

INVESTMENTS IN PRECIOUS MINERALS. The Gold and Precious Metals Fund, World Precious Minerals Fund and Global Resources Fund may invest in precious minerals such as gold, silver, platinum, and palladium bullion. Because precious minerals do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the funds upon the sale of the precious minerals. The funds may also incur storage and other costs relating to their investments in precious minerals. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), at least ninety percent (90%) of a fund’s gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and income and gains from certain other specified sources and transactions (Gross Income Test). Gains from the disposition of precious metals will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund’s taxable year, at least fifty percent (50%) of the value of the fund’s total assets must be represented by cash, Government securities and certain other specified assets (Asset Value Test). Investments in precious minerals will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund’s qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in precious metals for purposes of satisfying the Gross Income Test and the Asset Value Test. See, “Federal Income Taxes – Taxation of the Funds – In General” below.

GOLD AND PRECIOUS METALS FUND, WORLD PRECIOUS MINERALS FUND, GLOBAL RESOURCES FUND, EMERGING EUROPE FUND, AND NEAR-TERM TAX FREE FUND

INDUSTRY CONCENTRATION.

Gold and Precious Metals Fund

The Gold and Precious Metals Fund intends to concentrate its investments in common stocks of companies predominately involved in the mining, fabrication, processing, marketing, or distribution of metals including gold, silver, platinum group, palladium and diamonds. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold. The fund focuses on selecting companies with established producing mines. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

World Precious Minerals Fund

The World Precious Minerals Fund intends to concentrate its investments in securities of companies principally engaged in the exploration for, mining and processing of, or dealing in precious minerals such as gold, silver, platinum, and diamonds. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

Global Resources Fund

The Global Resources Fund intends to concentrate its investments in securities of companies within the natural resources industries including natural gas, integrated oil companies, oil and gas drilling, oil and gas exploration and production, oil and gas refining, oilfield equipment/services, aluminum, chemicals, diversified metals and coal mining, gold and precious metals, iron and steel, paper and forest products, and uranium. The fund invests in securities vulnerable to factors affecting the natural resources industries, such as increasing

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regulation of the environment by both U.S. and foreign governments and production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil producing countries. Increased environmental regulations and limitations on production may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

Emerging Europe Fund

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil, gas or banking industries. Oil & gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund’s performance more volatile. To the extent that the fund’s assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of oversupply and decreased demand. To the extent that the fund’s assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses.

Near-Term Tax Free Fund

The Near-Term Tax Free Fund may invest more than 25% of its total assets in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds or similar type projects. General obligation bonds are secured by the taxing power of the issuer. Revenue bonds take many shapes and forms but are generally backed by revenue from a specific project or tax. These types of municipal securities can be significantly affected by adverse tax, legislative, or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project.

GOLD AND PRECIOUS METALS FUND, WORLD PRECIOUS MINERALS FUND, EMERGING EUROPE FUND AND CHINA REGION FUND

NON-DIVERSIFICATION. The funds have elected to be classified as non-diversified series. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund’s total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Code. Each fund will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Because the funds may invest a greater proportion of their assets in the securities of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds’ total returns or asset valuations than if the funds were required to hold smaller positions of the securities of a larger number of issuers.

EMERGING EUROPE FUND

GEOGRAPHIC RISK.

The Czech Republic. The Czech Republic joined the European Union (EU) in 2004. Joining the EU has resulted in a convergence with Western European standards and a modernization of the Czech Republic’s regulatory environment. The market-oriented economy in the Czech Republic is young in comparison to the United States and Western Europe Countries.

Greece. Greece joined the EU in 1981 and adopted the euro in 2002. In recent years, Greece was downgraded from a Developed Market to an Emerging Market by MSCI, Russell Indexes, and S&P Dow Jones, and the FTSE Index has Greece on its developed market watch list. Current political risk may present excess volatility in the Greek market.

Hungary. Hungary’s market oriented reforms are relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete. Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets. The securities

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markets on which the securities of these companies are traded are in their infancy. Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

Poland. The security market in Poland is relatively new, and therefore, investors may be subject to new or amended laws and regulations. Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

Russia. One of the largest problems in the Russian equity market continues to be shareholders’ property rights. In Russia, the only proof of ownership of shares is an entry in the shareholders’ register. Despite a presidential decree requiring companies with over 1,000 shareholders to have an independent body to act as their registrar, in practice a company’s register is still susceptible to manipulation by management. To solve this and related problems, the Federal Securities Commission was created. Also, Russian law requires banks and market professionals to acquire a license before handling securities.

In response to Russia’s recent military interventions in Ukraine, the United States, the European Union, and other countries have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/ or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets.

Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Any retaliatory actions by Russia may further impair the value and liquidity of a fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or the European Union may also cause a decline in the value of a fund’s shares.

Slovenia. The Republic of Slovenia is situated between Italy, Austria and Croatia. Slovenia’s transition from a socialist regime to a market economy continues to be very successful and the economy is currently enjoying healthy growth and balanced trade. Slovenia became one of the first candidate countries to finalize negotiations with the EU and obtained full EU membership in 2004. EU membership will improve Slovenia’s risk profile and drive foreign investment which will lead to an increased level of liquidity in the stock market and a rise in company valuations.

Turkey. Turkey is a democratic, secular, unitary, constitutional republic whose political system was established in 1923 under the leadership of Mustafa Kemal Atatürk, following the fall of the Ottoman Empire in the aftermath of World War I. Since then, Turkey has become increasingly integrated with the West through membership in organizations such as the Council of Europe, NATO, OECD, OSCE and the G-20 major economies. Turkey began full membership negotiations with the European Union in 2005, having been an associate member of the EEC since 1963, and having reached a customs union agreement in 1995. Meanwhile, as a Muslim- majority country, Turkey has continued to foster close cultural, political, economic and industrial relations with the Eastern world, particularly with the states of the Middle East and Central Asia, through membership in organizations such as the OIC and ECO.

CHINA REGION FUND

GEOGRAPHIC RISK.

The China Region Fund will invest primarily in securities which are listed or otherwise traded by authorized brokers and other entities and will focus its investments on equities and quasi-equity securities. Quasi-equity securities may include, for example: warrants or similar rights or other financial instruments with substantial equity characteristics, such as debt securities convertible into equity securities. Although the China Region Fund expects to invest primarily in listed securities of established companies, it may, subject to local investment limitations, invest in unlisted securities of China companies and companies that have business associations in the China Region, including investments in new and early stage companies. This may include direct equity investments. Such investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, the China Region Fund may find itself unable to liquidate such securities in a timely fashion, especially in the event of negative news regarding the specific securities or the China markets in general. Such securities could decline significantly in value prior to the China Region Fund’s being able to liquidate such securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.

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People’s Republic of China. The People’s Bank of China is officially responsible for managing stock markets in the People’s Republic of China (PRC), regulating all trading and settlement and approving all issues of new securities. The Shanghai and Shenzhen Stock Exchanges are highly automated with trading and settlement executed electronically. Considerable autonomy has been given to local offices of the State Commission of Economic System Reform in developing securities markets. They are charged with identifying suitable companies for listing.

There are currently two officially recognized securities exchanges in China - the Shanghai Stock Exchange, which opened in December 1990, and the Shenzhen Stock Exchange, which opened in July 1991. Shares traded on these exchanges are of two types - “A” shares, which can be traded only by Chinese investors and qualified foreign institutional investors, and “B” shares. The “B” share market was, prior to February 19, 2001, restricted to individuals and corporations who were not residents of China. However, on February 19, 2001, the Chinese Securities Regulatory Commission (CSRC) announced that domestic Chinese investors with legal foreign currency accounts might invest in “B” shares as well. The “A” share market is now open to qualified foreign institutional investors. The settlement period for “B” share trades is the same in Shenzhen and Shanghai. Settlements are effected on the third business day after the transaction.

China officially launched a cross-border investment channel, or Shanghai-Hong Kong Stock Connect program, on November 17, 2014, allowing a broad range of investors in each market to trade an eligible list of stocks on the other market using their local brokers and clearing houses, subject to a daily and aggregate quota. While the Shanghai-Hong Kong Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly, the Shanghai-Hong Kong Stock Connect is novel in nature. As a result, investing in Chinese issuers through the Shanghai-Hong Kong Stock Connect presents various risks, including, but not limited to, market, regulatory and operational risks.

Hong Kong. Sovereignty over Hong Kong was transferred from Great Britain to the PRC on July 1, 1997, at which time Hong Kong became a Special Administrative Region (SAR) of the PRC. Under the agreement providing for such transfer (known as the Joint Declaration) and the PRC law implementing its commitments hereunder (Basic Law), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative and judicial power. Laws currently in force, as they may be amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law. The PRC may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the terms of the Basic Law, Hong Kong’s current social freedoms, including freedoms of speech, press, assembly, travel and religion, are not to be affected.

It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions on exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions or dividend withholding taxes. However, currently there are no laws in Hong Kong that specifically protect foreign investors against expropriation.

Taiwan. The Taiwan Stock Exchange (TSE), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange Commission (TSEC), which, in turn, is supervised by the Ministry of Finance (MOF). The Central Bank of China (CBC) is also responsible for supervising certain aspects of the Taiwan securities market.

While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. Currently, foreign institutional investors that meet certain guidelines promulgated by the TSEC and which are also approved by the TSEC, the MOF and the CBC, will be permitted to invest in TSE listed securities. However, qualifying foreign institutional investors (such as the China Region Fund) may not own more than 5% of the shares of a company listed on the TSE, and the total foreign ownership of any listed company may not exceed 10%. In addition, the Taiwanese government prohibits foreign investment in certain industries including transportation and energy companies. Furthermore, Taiwan imposes an overall country limit on investment and requires a long-term commitment. Over time, restrictions on investments in Taiwan have begun to ease to permit greater and more flexible investment in Taiwanese securities.

The political reunification of China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan’s economic interaction with China can take place only through indirect channels (generally via Hong Kong) due to the official prohibitions on direct trade between the PRC and Taiwan. Nevertheless, Taiwan has become a significant investor in China and China has become one of the largest markets for Taiwanese goods.

Exchange Control. PRC currency, the Renminbi (RMB), is not freely convertible. The exchange rate of RMB against foreign currencies is regulated and published daily by the State Administration of Exchange Control (SAEC). In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as “swap centers,” in

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various cities. These swap centers provide an official forum where foreign invested enterprises may, under the supervision and control of SAEC and its branch offices, engage in mutual adjustment of their foreign exchange surpluses and shortfalls. More recently, regulations have been relaxed to allow Chinese state enterprises and individuals to participate in foreign exchange swap transactions. Trading of RMB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at the official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

The China Region Fund may use official or market rates of exchange in connection with portfolio transactions and net asset value determinations consistent with prevailing practices in the relevant markets or locations, except that the China Region Fund will not use any exchange rate if the effect of such use would be to restrict repatriation of assets.

No exchange control approval is required for the China Region Fund to acquire “B” shares listed on stock exchanges. Dividends and/or proceeds from the sale of securities purchased by the China Region Fund in listed China companies may be remitted outside China, subject to payment of any relevant taxes and completion of the requisite formalities.

Shanghai securities are now being quoted in U.S. dollars and Shenzhen securities are now being quoted in Hong Kong dollars.

China and Taiwan joined the World Trade Organization (WTO) as of November 2002. Membership has opened up new channels of trade relations that are overseen by the WTO. This will both open up new trade agreements and provide the proper structure for trade between China and Taiwan and the rest of the WTO membership.

NEAR-TERM TAX FREE FUND

The fund invests primarily in municipal bonds. Municipal securities are generally of two principal types -notes and bonds. Municipal notes generally have maturities of one year or less and provide for short-term capital needs. Municipal bonds normally have maturities of more than one year and meet longer-term needs. Municipal bonds are classified into two principal categories -general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuer and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues derived from a project or facility.

The fund invests only in debt securities earning one of the four highest ratings by Moody’s Investor’s Services (Moody’s) (Aaa, Aa, A, Baa) or by Standard & Poors Corporation (S&P) (AAA, AA, A, BBB) (or, if not rated by Moody’s or Standard & Poors, as determined by the Adviser to be of comparable quality). Not more than 10% of the fund’s total assets will be invested in the fourth rating category. Investments in the fourth category may have speculative characteristics and therefore, may involve higher risks. Investments in the fourth rating category of bonds are generally regarded as having an adequate capacity to pay interest and repay principal. However, these investments may be more susceptible to adverse changes in the economy. Municipal notes (including variable rate demand obligations) must be rated MIG1/VMIG2 or MIG2/VMIG2 by Moody’s or SP-1 or SP-2 by S&P (or if not rated, as determined by the Adviser to be of comparable quality). Tax-exempt commercial paper must be rated P-1 or P-2 by Moody’s or A-1 or A-2 by S&P (or if not rated, as determined by the Adviser to be of comparable quality).

The fund may purchase variable and floating rate obligations from issuers or may acquire participation interest in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations are municipal securities whose interest rates change periodically. They normally have a stated maturity greater than one year, but permit the holder to demand payment of principal and interest anytime or at specified intervals.

The fund may purchase obligations with term puts attached. “Put” bonds are tax-exempt securities that may be sold back to the issuer or a third party at face value before the stated maturity. The put feature may increase the cost of the security, consequently reducing the yield of the security.

The fund may purchase municipal lease obligations or certificates of participation in municipal lease obligations. A municipal lease obligation is not a general obligation of the municipality for which the municipality pledges its taxing power. Ordinarily, a lease obligation will contain a “nonappropriation” clause if the municipality has no obligation to make lease payments in future years unless money is appropriated for that purpose annually. Because of the risk of nonappropriation, some lease obligations are issued with third- party credit enhancements, such as insurance or a letter of credit.

Municipal lease obligations are subject to different revenue streams than are those associated with more conventional municipal securities. For this reason, before investing in a municipal lease obligation, the Adviser will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated and (3) the municipality has maintained good market acceptability for its lease obligations in the past.

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The fund may purchase zero-coupon bonds. Zero-coupon bonds are bonds that do not pay interest at regular intervals and are issued at a discount from face value. The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity. Even though such securities do not pay current interest in cash, the fund is nonetheless required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the fund could be required at times to liquidate other investments to satisfy distribution requirements.

While the fund primarily invests in municipal bonds the income of which is free from federal income taxes, it may also invest in repurchase agreements and other securities that may earn taxable income. Moreover, the funds may sell portfolio securities at a gain, which if held more than a year may be taxed to shareholders as long-term capital gains and if held one year or less may be taxed to shareholders as ordinary income.

Subsequent to a purchase by the fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of such municipal bonds by the fund, but the Adviser will consider such event in its determination of whether the fund should continue to hold the municipal bonds. To the extent that the rating given by Moody’s or Standard & Poors for municipal bonds may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

MOODY’S INVESTORS SERVICE, INC. Aaa-the “best quality.” Aa-“high quality by all standards,” but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A-“upper medium grade obligation.” Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa-“medium grade obligations.” Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

STANDARD & POORS CORPORATION. AAA-“obligation of the highest quality.” AA-issues with investment characteristics “only slightly less marked than those of the prime quality issues.” A-“the third strongest capacity for payment of debt service.” Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness, which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB-“regarded as having adequate capacity to pay interest and repay principal.” Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal bonds may also be issued to refund outstanding obligations. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities, certain redevelopment projects, airports, docks, and wharves (other than lodging, retail and office facilities), mass commuting facilities, multifamily residential rental property, sewage and solid waste disposal property, facilities for the furnishing of water, and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.

In order to be classified as a “diversified” investment company under the 1940 Act, a mutual fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.

The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a mutual fund’s management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

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Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds will generally be a preference item for alternative minimum tax purposes.

From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the fund would be adversely affected. In such event, the fund would re-evaluate its investment objective and policies.

MUNICIPAL NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

•	Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

•	Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.

•	Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

•	Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield that is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly or monthly basis. Variable rate obligations may lessen the capital fluctuations usually inherent in fixed income investments.

Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By investing in variable rate obligations, the funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, the fund’s yield will decline and the fund and its shareholders will forego the opportunity for capital appreciation of the fund’s investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, the fund’s yield will increase and the fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of the fund’s assets which may be invested in variable rate obligations. For purposes of determining the fund’s weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.

Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate that is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The trustees have approved investments in floating and variable rate demand notes upon the following conditions: the fund has an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Adviser determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.

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OBLIGATIONS WITH TERM PUTS ATTACHED. The fund may purchase municipal securities together with the right that it may resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a “put.” The fund may purchase obligations with puts attached from banks and broker-dealers.

The price the fund expects to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The fund will use puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the fund’s ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the fund, it will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

Since it is difficult to evaluate the likelihood of exercise of the potential benefit of a put, it is expected that puts will be determined to have a “value” of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the fund. To minimize such risks, the fund will only purchase obligations with puts attached from sellers whom the Adviser believes to be creditworthy.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

The U.S. Government Securities Ultra-Short Bond Fund invests in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities. The fund invests in various United States government agencies, which, while chartered or sponsored by acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. The Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. In addition, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

The following investment strategies apply to the Global Luxury Goods Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund, China Region Fund (collectively, the “Equity Funds”), Near-Term Tax Free Fund and U.S. Government Securities Ultra-Short Bond Fund.

RECENT MARKET EVENTS RISK. The COVID-19 pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on a Fund's investments. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to a Fund, including the risks disclosed in this SAI, which could negatively impact the Fund's performance and lead to losses on your investment in the Fund. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remain. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective. In addition, policy and legislative changes in the U.S. and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments.

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MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser’s control. Therefore, the return and net asset value of the funds will fluctuate.

FOREIGN SECURITIES. The equity funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS (ADRs) AND GLOBAL DEPOSITORY RECEIPTS (GDRs). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of a fund’s investment policies, all equity funds investments in depository receipts except for the Global Luxury Goods Fund, will be deemed investments in the underlying securities (i.e., investments in foreign issuers). The Global Luxury Goods Fund’s investment in depository receipts will not be treated as an investment in a foreign issuer.

EMERGING MARKETS. The equity funds may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe and Japan.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.

Risks of investing in emerging markets include:

1.	The risk that a fund’s assets may be exposed to nationalization, expropriation or confiscatory taxation.

2.	The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund’s investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

3.	Greater social, economic and political uncertainty (including the risk of war).

4.	Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

5.	Currency exchange rate fluctuations and the lack of available currency hedging instruments.

6.	Higher rates of inflation.

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7.	Controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars.

8.	Greater governmental involvement in and control over the economy.

9.	The fact that emerging market companies may be smaller, less seasoned, and newly organized.

10.	The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

11.	The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

12.	The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

13.	Less extensive regulation of the securities markets.

14.	Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

15.	The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

16.	The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect for federal income tax purposes, when eligible, to “pass through” to the funds’ shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder’s income and may be claimed as a deduction or credit on their federal income tax return. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

17.	The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

18.	Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund’s investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

19.	Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the return and net asset value of the funds will fluctuate.

20.	The Adviser may engage in hedging transactions in an attempt to hedge a fund’s foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.

REPURCHASE AGREEMENTS. The funds may invest a portion of their assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the funds’ custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller’s agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized with securities (typically United States government or government agency securities), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy.

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SECURITIES LENDING. Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Currently, it is not the intention of any fund to lend securities. When lending securities, a fund will receive cash or high-quality securities as collateral for the loan. Each fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the funds’ current securities lending agreements, the funds’ lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.

BORROWING. The funds may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

Each fund may borrow money to the extent permitted under the 1940 Act. As a nonfundamental policy, a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowing). Through such borrowings, these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds’ performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund’s net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of a fund’s assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund’s portfolio assets increase in value and decrease more when the fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

LOWER-RATED SECURITIES. The equity funds may invest in lower-rated debt securities (commonly called “junk bonds”), which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund’s shares, and an increase in issuers’ defaults on such bonds.

In addition, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the fund’s ability to recover full principal or to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market value risk. In addition, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities.

Also, increased illiquidity of the market for lower-rated bonds may affect a fund’s ability to dispose of portfolio securities at a desirable price.

In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund’s expenses can be spread and possibly reducing the fund’s rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund’s investments in lower-rated bonds.

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CONVERTIBLE SECURITIES. The equity funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock, or commodity. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

RESTRICTED SECURITIES. From time to time, the equity funds may purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, a fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program ("LRMP") that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines "liquidity risk" as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an "illiquid investment" or a "less liquid investment," the Fund can expect to be exposed to greater illiquidity risk.

DERIVATIVE SECURITIES. The equity funds may purchase derivative securities. Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund’s unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund’s portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The equity funds’ ability to successfully use derivative securities will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

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The funds’ activities involving derivative securities may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

OPTIONS. All equity funds may purchase and sell options. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 10% of that fund’s total assets.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An “American style” put or call option may be exercised at any time during the option period while a “European style” put or call option may be exercised only upon expiration or during a fixed period prior thereto.

Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. Over-the-counter (OTC) options are purchased from or sold to securities dealers, financial institutions or other parties (Counterparty(ies)) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The funds’ ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange-listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange-listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund’s anticipated profits or increase its losses.

If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option).

WRITING OPTIONS ON SECURITIES. The equity funds may write “covered” put and call options. The funds may also enter into transactions to close out an investment in any put or call options. If a fund writes (i.e., sells) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase the fund’s income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund’s capital gains. All options sold by a fund must be “covered” (e.g., the fund must be long when selling a call option). The securities or futures contract subject to the calls or puts must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the

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underlying security. The funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund’s securities subject to outstanding “covered” call or put options would exceed 50% of the value of the fund’s total assets.

WARRANTS. The equity funds may invest in warrants to gain exposure to individual securities in a specific industry over the long term. Warrants allow the funds to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The funds may also receive warrants when they participate in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock it is “out of the money.” “Out of the money” warrants tend to have different price behaviors than “in the money” warrants. As an example, the value of an “out of the money” warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from the time component.

Most warrants are exchange-traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange-traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant

FUTURES CONTRACTS. The equity funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The use by the funds of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“the CFTC”) and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund’s total assets (taken at current value). However, in the case of an option that is in the money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Each of the Global Luxury Goods Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund and China Region Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Accordingly, each fund is limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a fund were no longer able to claim the exclusion, the Adviser would be required to register as a “commodity pool operator,” and the fund and the Adviser would be subject to regulation under the Commodity Exchange Act.

The Near-Term Tax Free Fund and U.S. Government Securities Ultra-Short Bond Fund do not trade any commodity interests, such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts. Therefore,

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the Adviser does not need to, and does not, rely on the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act in order to avoid regulation as a CPO with respect to those funds.

CFTC REGULATION 4.5. Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests - other than those used for bona fide hedging purposes(as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to a Fund and claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a Fund. A Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of a Fund’s investment strategies. Although the Adviser expects to be able to execute a Fund’s strategies within the limitations, performance could be adversely affected.

FOREIGN CURRENCY TRANSACTIONS. The equity funds may engage in currency transactions with counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country’s currency. Currency transactions include forward currency contracts, exchange-listed currency futures, and exchange-listed and OTC options on currencies. A fund’s dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the equity funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, a fund may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies. A fund may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund’s portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund’s portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund’s portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above

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the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as a regulated investment company under Subchapter M of the Code. Foreign currency transactions would involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing. The funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the equity funds segregate liquid high grade assets with their custodian to the extent that the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund’s accounting records or physically segregated in a separate account at that fund’s custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

PARTICIPATORY NOTES. These are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows a fund to have market exposure to foreign securities without trading directly in the local market. The purchaser of a participatory note must rely on the creditworthiness of the bank or broker-dealer who issues the participatory note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser’s opinion, present the funds with adverse changes in the economic, political or securities markets, the funds may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, equity and equity-related securities, including short and long term call or put options, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

Agencies or instrumentalities established by the U.S. Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Also included is the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.

CYBER SECURITY RISK. The funds and their service providers may be subject to operational and information security risks resulting from cyber security breaches. Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks. Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, a fund or the Adviser, the distributor, custodian, the transfer agent, selling agents and/or other third-party service providers may adversely impact the fund or its shareholders. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the funds invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment therein to lose value.

LARGE SHAREHOLDER TRANSACTION RISK. The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new

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cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

MARKET TURBULENCE RISK. The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Funds invest are subject to price volatility that could cause losses in a Fund. Market volatility may result from varied predictable and unpredictable factors. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. The impact of the novel coronavirus, and other such future infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Funds and could adversely affect a Fund’s performance, resulting in losses to your investment.

PORTFOLIO TURNOVER

The Adviser buys and sells securities for a fund to accomplish the fund’s investment objective. A fund’s investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. A fund’s investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by a fund is known as “portfolio turnover.”

A fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund’s rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a fund would not qualify as a regulated investment company under Subchapter M of the Code. High turnover may result in a fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see “Federal Income Taxes”).

The portfolio turnover rates for the two most recent fiscal years are as follows:

	Fiscal Year Ended December 31,
FUND	2020	2021
Global Luxury Goods Fund	308%	177%
Gold and Precious Metals Fund	37%	56%
World Precious Minerals Fund	34%	41%
Global Resources Fund	105%	135%
Emerging Europe Fund	198%	169%
China Region Fund	243%	278%
Near-Term Tax Free Fund	20%	20%
U.S. Government Securities Ultra-Short Bond Fund	127%	78%

Because the China Region Fund and Global Luxury Goods Fund are actively managed, and because the holding period for these funds’ investments is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the funds adjust their portfolio composition. These funds’ annual portfolio turnover rates are expected to continue to be more than 100 percent.

The Global Resources Fund’s portfolio turnover rate was, and is expected to continue to be, more than 100 percent. This fund is managed with a matrix of statistical models, which monitor market volatility and money flows, and the fund may at times maintain higher than normal cash levels and experience higher than normal trading activity, particularly during periods of volatility.

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PORTFOLIO HOLDINGS DISCLOSURE POLICY

Portfolio holdings as of the end of the funds’ annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-PORT within 60 days after the end of such period. You may request a copy of the funds’ latest annual or semi-annual report to shareholders, when they are available, or a copy of the funds’ latest Form N-PORT, when it is available, which contains each fund’s portfolio holdings, by contacting the transfer agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the funds’ latest Form N-CSR and Form N-PORT, when they are available, by accessing the SEC’s website at www.sec.gov.

Each fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the fund’s operations that the fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by each fund’s officers and, if applicable, the Board. Each fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to each fund’s nonpublic portfolio holdings information on an ongoing basis. The trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the funds’ independent registered public accounting firm may receive such information on an as needed basis. Disclosure of portfolio holdings to these entities is subject to receipt of reasonable assurance that: (1) the information will be kept confidential; (2) no employee or agent will use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee or agent, in turn, may disclose to third-parties is limited.

From time to time, nonpublic information regarding a fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer (i.e., the President or the Treasurer) determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

The Adviser may provide investment management for accounts of clients other than the funds, which may result in some of those accounts having a composition substantially similar to that of the funds. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that the Adviser manages, but no information is provided to clients or others that identifies the actual composition of a fund’s holdings, specifies the amount of a fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the funds, or, to the funds’ knowledge, paid to its Adviser or any other party in connection with the disclosure of the funds’ portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a fund’s portfolio holdings. In addition, the funds’ service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Adviser, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the funds’ portfolio holdings disclosure policy will protect the funds against potential misuse of holdings information by individuals or firms in possession of that information.

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MANAGEMENT OF THE TRUST

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board oversees the management and operations of the Trust and the funds in accordance with federal law, Delaware law and the stated policies of the funds. The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of each fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the CCO. The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The fund complex includes the funds advised by U.S. Global Investors, Inc., which are the Global Luxury Goods Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund, China Region Fund, Near-Term Tax Free Fund, U.S. Government Securities Ultra-Short Bond Fund (the “Fund Complex”).

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of each fund, the number of funds overseen by the Board, the arrangements for the conduct of each fund’s operations, the number of trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2015	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	8	Trustee, Forum Funds; Trustee, Forum Funds II.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2015	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) 2017-2021; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017.	8	Trustee, Forum Funds, Trustee, Forum Funds II.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2015	Principal, Portland Global Advisors (a registered investment adviser) 1996-2010.	8	Trustee, Forum Funds; Trustee, Forum Funds II.
Interested Trustees(1)
Jessica Chase Born: 1970	Trustee	Since 2019	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	8	Trustee, Forum Funds; Trustee, Forum Funds II.

(1)	Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust.

In addition to the information set forth in the table above, each trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He has served as chief financial officer for two non-governmental organizations and a publicly-listed integrated media company. Mr. Moyer has also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Jessica Chase: Ms. Chase has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund and hedge fund accounting operations for a large bank provider and business development for a fund service provider specializing in third-party mutual fund administration. Ms. Chase serves as principal executive officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds. The Adviser, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.

In general, the funds’ risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the funds. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of each fund’s investments.

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The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the funds’ compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the funds’ compliance program.

The Board receives regular reports from a Valuation Committee, composed of representatives of the Adviser. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the funds’ shares and the valuation of the funds’ portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the funds. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the funds (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the funds under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Funds and the Fund Complex. The following table sets forth each trustee’s ownership of the funds and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the funds as of December 31, 2021	Aggregate Dollar Range of Ownership as of December 31, 2021 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustees
Jessica Chase	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Director, Apex Fund Services since 2019. Senior Vice President, Atlantic Fund Services 2008-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2015	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer, and Identity Theft Prevention Officer	Since 2015	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer, Code of Ethics Review Officer	Since 2015	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Lisa Callicotte Born: 1973	Vice President	Since 2020	Chief Financial Officer, U.S. Global Investors, Inc. since 2013.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2021, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board on December 9, 2015, which superseded a previous charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended December 31, 2021, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer as of December 9, 2015. Pursuant to a charter adopted by the Board on December 9, 2015, which superseded a previous charter, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended December 31, 2021, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2021, the QLCC did not meet.

E. Compensation of Trustees and Officers

The following table sets forth the fees paid to each trustee by the funds and the Fund Complex for the fiscal year ended December 31, 2021. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds.

Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$32,875	N/A	$32,875
Mark D. Moyer	$25,250	N/A	$25,250
Jennifer Brown-Strabley	$25,250	N/A	$25,250
Interested Trustees
Jessica Chase	$0	N/A	$0

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*	Each trustee was elected on December 9, 2015. On December 10, 2020, the Board approved new trustee compensation under which Independent Trustees of the Trust each receive an annual fee of $25,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $32,500. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”). The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the Securities and Exchange Commission.

PROXY VOTING POLICIES

Proxies for each fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth below. Each fund’s proxy voting record, including information regarding how each fund voted proxies relating to portfolio securities held by the fund, for the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1-800-US- FUNDS, and on the SEC’s website at http://www.sec.gov.

VOTING PROCEDURES

The Adviser has retained Glass Lewis & Co. (“Glass Lewis”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle the administrative functions associated with the voting of fund proxies. The proxy voting guidelines developed and maintained by Glass Lewis are an extensive list of common proxy voting issues and its voting recommendations. A copy of the guidelines can be obtained by calling 1-800-US-FUNDS and on the funds’ website at www.usfunds.com. Common proxy voting issues in the guidelines include, but are not limited to, the following:

Election of Auditors - considering factors such as auditor’s financial interest or association with company, poor accounting practices, and fees paid for non-audit services.

Election of Directors - considering factors such as attendance at board meetings, service on other boards, failure to act on shareholder proposals, lack of audit, compensation, or nominating committee, correlation between CEO pay and company performance.

Proxy Contest - considering factors such as performance of the target company, management’s track record, and reimbursing solicitation expenses.

Takeover Defenses - considering factors such as poison pills, shareholder ability to call special meetings, and supermajority vote requirements.

Merger and Corporate Restructurings - considering factors such as valuation, market reaction, strategic rationale, negotiations, conflicts of interest, and governance.

State of Incorporation - considering factors such as governance provisions, economic benefits, and jurisdictional law.

Capital Structure - considering factors such as common stock authorization, dual-class stock authorization, and preferred stock authorization.

Executive and Director Compensation - considering factors such as equity compensation plans, poor pay practices, employee stock purchase plans, and option backdating practices.

While Glass Lewis makes the proxy vote recommendations, the Adviser retains the ultimate authority on deciding how to vote. However, in general, it is the Adviser’s policy to vote in accordance with Glass Lewis. A decision to override Glass Lewis’ recommendation is made by the Adviser’s Proxy Review Committee. In reviewing and evaluating Glass Lewis’ recommendations, the Proxy Review Committee may consider information from other sources, including the recommendation of a portfolio team member as well as the fundamental and statistical models used by the portfolio department when making investment decisions. One of the primary factors the committee considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management.

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Accordingly, the recommendation of management on any issue is a factor that the committee considers in determining how proxies should be voted. As a matter of practice, the committee will vote in accordance with management’s position. However, each issue is individually evaluated and the committee will consider its effect on the investment merits of owning that company’s shares. With respect to international securities, the committee is mindful of the varied market practices and environments relating to corporate governance in the local regions. The committee members’ experience enables them to understand the complexities of the regions in which they invest and to skillfully analyze the proxy issues relevant to the regions. The committee may decide that it is in a fund’s best interest to not vote the shares of foreign companies. All votes contrary to Glass Lewis’s recommendation are reported to the board of trustees.

Glass Lewis does not provide proxy voting services for certain securities held by the fund (i.e., a privately held company) and, therefore, will not make a vote recommendation. The Adviser’s Proxy Review Committee will evaluate these proxies in the same manner it uses to determine if it is appropriate to override Glass Lewis’ recommendation.

CONFLICT OF INTEREST

If the Proxy Review Committee determines that, through reasonable inquiry, an issue raises a potential material conflict of interest, the Proxy Review Committee will follow the recommendations of Glass Lewis, provided that if the committee believes that it would be in the best interest of the Trust to vote a proxy other than according to the recommendation of Glass Lewis, the committee shall document in writing the basis supporting its determination. A summary of all such votes shall be presented to the board of trustees at the next regularly scheduled meeting of the board.

PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of April 5, 2022, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each fund’s Investor Class shares. The funds are aware of the following entities or persons who owned beneficially or of record more than 5% of the outstanding shares of the Investor Class shares of the funds as of April 5, 2022. The Funds believe that these shares were owned of record by such holders for their fiduciary, agency or custodial accounts.

FUND	SHAREHOLDERS	PERCENTAGE OWNED
Gold and Precious Metals Fund	National Financial Services, Cust the Exclusive Benefit of our Customers	24.95%
	Charles Schwab and Co Inc	12.94%
	TD Ameritrade Inc For The Exclusive Benefit of our Clients	9.16%
World Precious Minerals Fund	National Financial Services, Cust the Exclusive Benefit of our Customers	15.71%
	Charles Schwab and Co Inc	12.78%
	TD Ameritrade Inc For The Exclusive Benefit of our Clients	8.04%
Global Resources Fund	Charles Schwab and Co Inc	16.17%
	National Financial Services, Cust the Exclusive Benefit of our Customers	14.34%
	TD Ameritrade Inc For The Exclusive Benefit of our Clients	13.01%
	JP Morgan Securities LLC	5.12%
Emerging Europe Fund	Charles Schwab and Co Inc	28.07%
	National Financial Services, Cust the Exclusive Benefit of our Customers	23.31%

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Fund	SHAREHOLDERS	PERCENTAGE OWNED
	TD Ameritrade Inc For The Exclusive Benefit of our Clients	9.60%
Global Luxury Goods Fund	National Financial Services, Cust the Exclusive Benefit of our Customers	6.82%
China Region Fund	National Financial Services, Cust the Exclusive Benefit of our Customers	9.95%
	Charles Schwab and Co Inc	7.08%
	TD Ameritrade Inc For The Exclusive Benefit of our Clients	6.95%
Near-Term Tax Free Fund	TD Ameritrade Inc For The Exclusive Benefit of our Clients	9.23%
	National Financial Services, Cust the Exclusive Benefit of our Customers	8.61%
U.S. Government Securities Ultra-Short Bond Fund	US Global Investors Inc	14.86%

INVESTMENT ADVISORY AND OTHER SERVICES

The investment adviser to the funds is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated as of October 1, 2008. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, beneficially owns more than 25% of the outstanding voting stock of the Adviser and is a controlling person of the Adviser.

The Investor Class of the funds listed below would have paid the following management fees (exclusive of any performance fee adjustments and net of expenses paid by the Adviser or fee waivers) for the three most recent fiscal years:

	Fiscal Year Ended December 31,
fund	2019	2020		2021
Global Luxury Goods Fund	$357,143	$313,416	*	$535,125
Gold and Precious Metals Fund	$912,073	$1,208,529		$1,350,848
World Precious Minerals Fund	$717,752	$876,415		$1,051,976
Global Resources Fund	$552,912	$463,073		$656,293
Emerging Europe Fund	$413,443	$315,414		$307,713
China Region Fund	$182,070	$161,972		$150,414
Near-Term Tax Free Fund	$230,997	$210,467		$187,920
U.S. Government Securities Ultra-Short Bond Fund	$229,075	$210,549		$197,304

*	Amounts paid by Global Luxury Goods Fund in 2020 exclude amounts paid by All American Equity Fund prior to the All American Equity Fund’s reorganization and merger into the Global Luxury Goods Fund on December 22, 2020.

The funds listed below paid the following management fees (inclusive of any performance fee adjustments and net of expenses paid by the Adviser or fee waivers) for the three most recent fiscal years:

	Fiscal Year Ended December 31,
fund	2019	2020		2021
Global Luxury Goods Fund	$303,424	$247,334	*	$575,576
Gold and Precious Metals Fund	$854,141	$1,201,869		$1,693,605
World Precious Minerals Fund	$525,724	$873,678		$1,246,079
Global Resources Fund	$410,503	$513,467		$710,295
Emerging Europe Fund	$355,146	$271,659		$262,600
China Region Fund	$106,612	$67,485		$40,465
Near-Term Tax Free Fund	$0	$0		$0
U.S. Government Securities Ultra-Short Bond Fund	$0	$0		$0

*	Amounts paid by Global Luxury Goods Fund in 2020 exclude amounts paid by All American Equity Fund prior to the All American Equity Fund’s reorganization and merger into the Global Luxury Goods Fund on December 22, 2020.

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The Trust pays the Adviser a separate management fee for each fund in the Trust. The Adviser’s fee may be reduced if the assets of certain funds reach a certain level and this reduction is reflected in the Base Advisory Fee Schedule below. In addition, the Advisory fee for certain funds may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate as reflected in the Performance Fee Schedule below. The Advisory fee is paid monthly.

BASE ADVISORY FEE SCHEDULE

FUND	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS
Global Luxury Goods Fund	1.00%
Gold and Precious Metals Fund	0.90% <$500,000,000; 0.85%> $500,000,000
World Precious Minerals Fund	1.00%<$500,000,000; 0.95% $500,000,001 - $1,000,000,000; 0.90%>$1,000,000,000
Global Resources Fund	0.95%<$500,000,000; 0.90% $500,000,001 - $1,000,000,000; 0.85%>$1,000,000,000
Emerging Europe Fund	1.25%
China Region Fund	1.25%
Near-Term Tax Free Fund	0.50%
U.S. Government Securities Ultra-Short Bond Fund	0.50%<$250,000,000; 0.375%>$250,000,000

The Adviser has voluntarily limited total fund operating expenses (exclusive of performance fees, acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.90% for the Gold and Precious Metals Fund, 1.90% for the World Precious Minerals Fund, 1.90% for the Global Resources Fund, 2.85% for the Emerging Europe Fund, 2.55% for the China Region Fund, and 0.45% for the U.S. Government Securities Ultra-Short Bond Fund. The Adviser can modify or terminate this arrangement at any time. The Adviser may temporarily agree to additional reimbursements or limitations.

The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.80% for the Global Luxury Goods Fund and 0.45% for the Near-Term Tax Free Fund on an annualized basis through April 30, 2023. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after April 30, 2023.

The base advisory fee for the equity funds listed above may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate. The chart below reflects each fund’s base advisory fee, its relative benchmark, and hurdle rate.

PERFORMANCE FEE SCHEDULE

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range With Performance Fee Adjustment
Global Luxury Goods Fund	1.00%	S&P Composite 1500 Index	+/- 5%	0.75%-1.25%
Gold and Precious Metals Fund	0.90%	FTSE Gold Mines Index	+/- 5%	0.65%-1.15%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	+/- 5%	0.75%-1.25%
Global Resources Fund	0.95%	S&P Global Natural Resources Index (Net Total Return)	+/- 5%	0.70%-1.20%
Emerging Europe Fund	1.25%	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	+/- 5%	1.00%-1.50%
China Region Fund	1.25%	Hang Seng Composite Index	+/- 5%	1.00%-1.50%
Near-Term Tax Free Fund	0.50%	n/a		0.50%
Government Securities Ultra-Short Bond Fund	0.50%	n/a		0.50%

The advisory fees for the Near-Term Tax Free Fund and the U.S. Government Securities Ultra-Short Bond Fund do not have a performance fee adjustment.

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A performance fee, or fulcrum fee, is designed to reward the Adviser for fund performance that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance which is lower than a fund’s designated benchmark. A fund's cumulative performance is compared to that of its designated benchmark over a rolling 12-month period. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate) there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. The chart reflects the minimum and maximum advisory fee applicable to each fund. Certain funds are subject to breakpoints in the base advisory fee as noted in the Base Advisory Fee Schedule section.

The investment advisory agreement will continue in effect from year to year with respect to a fund only if the agreement is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if it is assigned.

The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These payments and compensation are in addition to the fees paid by the funds. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client fund shares. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.

From time to time, the Adviser may also pay non-cash compensation to the sales representatives of intermediaries in the form of occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

In addition to advising client accounts, the Adviser may invest in securities for their own accounts. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser typically invests in start-up companies in the natural resources or technology fields.

ADMINISTRATIVE AGREEMENTS

Under an Amended and Restated Administrative Services Agreement dated December 9, 2015 (the “Administrative Services Agreement”), the Adviser provides support for day-to-day administrative services to the Trust including assistance in preparing compliance materials pursuant to Rule 38a-1 of the 1940 Act to improve overall compliance by the Trust and its various agents; assistance in the preparation and filing for the Trust of all required tax returns; assistance in preparing and filing of currently required or to be required reports filed with the Securities and Exchange Commission and other regulatory and self- regulatory authorities including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR, Form N-CSR, Form N-PORT, Form N-PX, and notices pursuant to Rule 24f-2 under the 1940 Act; and preparing and filing any regulatory reports as required by any regulatory agency. As of December 9, 2015, the Adviser is no longer paid a base administrative services fee by each fund.

On December 9, 2015, the Trust also entered into a Services Agreement (“Services Agreement”) with Apex Fund Services (“Apex”) as amended and restated. Pursuant to the Services Agreement and Administrative Services Agreement, Apex and the Adviser act as co-administrators to the Trust, subject to the oversight and control of the Board of Trustees of the Trust. Apex’s services to the Trust include provision of certain officers as well as assistance with certain Trust and fund administration tasks, including, but not limited to: (a) maintaining books and records related to fund cash and position reconciliations, and portfolio transactions; (b) preparation of financial statements and other reports for the funds; (c) calculating the net asset value of each fund (in accordance with each fund’s valuation policies and procedures); (d) preparing certain reports to shareholders; (e) calculating fees payable or allocable to the Adviser (as applicable); and (f) performing certain other administrative, compliance and clerical services in connection with the administration of the Trust pursuant to the terms of the Services Agreement.

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The Administrative Services Agreement was effective October 1, 2008, and was last amended on December 9, 2015. The funds paid the following administrative fees to the Adviser (net of expenses paid by the Adviser or fee waivers) for the Investor Class for the three most recent fiscal years indicated:

	Fiscal Year Ended December 31,
fund	2019	2020		2021
Global Luxury Goods Fund	$17,858	$15,671	*	$26,757
Gold and Precious Metals Fund	$50,672	$67,139		$75,049
World Precious Minerals Fund	$35,889	$43,820		$52,600
Global Resources Fund	$29,101	$24,372		$34,543
Emerging Europe Fund	$16,538	$12,616		$12,309
China Region Fund	$7,283	$6,479		$6,017
Near-Term Tax Free Fund	$23,100	$21,046		$18,792
U.S. Government Securities Ultra-Short Bond Fund	$22,908	$21,055		$19,731

*	Amounts paid by Global Luxury Goods Fund in 2020 exclude amounts paid by All American Equity Fund prior to the All American Equity Fund’s reorganization and merger into the Global Luxury Goods Fund on December 22, 2020.

The Services Agreement with Apex became effective December 9, 2015, and was last amended on March 27, 2017. The Services Agreement provides for certain limitations of Apex’s liability and indemnification of Apex by the Trust and for certain indemnification obligations of Apex to the Trust.

For the three most recent fiscal years, the Investor Class of the funds paid the following amounts to Apex, as applicable:

Amounts paid to Apex under the Services Agreement:

	Fiscal Year Ended December 31,
fund	2019	2020		2021
Global Luxury Goods Fund	$70,888	$66,991	*	$86,152
Gold and Precious Metals Fund	$141,769	$170,822		$182,206
World Precious Minerals Fund	$116,372	$127,625		$141,704
Global Resources Fund	$104,216	$91,801		$109,175
Emerging Europe Fund	$78,182	$71,281		$69,472
China Region Fund	$69,310	$68,331		$68,098
Near-Term Tax Free Fund	$68,633	$64,735		$59,769
U.S. Government Securities Ultra-Short Bond Fund	$68,276	$64,765		$61,465

*	Amounts paid by Global Luxury Goods Fund in 2020 exclude amounts paid by All American Equity Fund prior to the All American Equity Fund’s reorganization and merger into the Global Luxury Goods Fund on December 22, 2020.

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust, and each of the funds’ classes, if applicable, pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors’ expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not “interested persons” of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the Mutual Fund Education Alliance or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

Distribution Agreement. Under a Distribution Agreement with the Trust dated December 10, 2015, Foreside Fund Services, LLC (the “Distributor”) acts as the agent of the Trust in connection with the continuous offering of shares of the funds. The Distributor continually distributes shares of the funds on a commercially reasonable basis. The Distributor has no obligation to sell any specific quantity of fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services

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and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan. The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the China Region Fund, Emerging Europe Fund, Global Resources Fund, Gold and Precious Metals Fund, Global Luxury Goods Fund and World Precious Minerals Fund (the “Equity Funds”) are authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, “payees”), a fee equal to 0.25% of the average daily net assets of the Equity Funds’ Investor Class Shares for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Equity Funds. The Rule 12b-1 plan is a core component of the ongoing distribution of the Equity Funds’ Investor Class Shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios. Pursuant to an agreement between the Distributor and the Trust, amounts received by the Distributor are not held for profit at the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution-related and/or service expenses.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to any sales, marketing and other activities primarily intended to result in the sale of Equity Fund shares and (2) providing services to holders of shares related to their investment in the Equity Funds, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Equity Fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Equity Fund shares or who provides shareholder servicing such as responding to shareholder inquiries regarding the Equity Funds’ operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Equity Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of Equity Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Equity Funds to compensate payees for services and not to reimburse them for expenses incurred. The Funds do not participate in any joint distribution agreements.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that an Equity Fund or class bears for distribution/ shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The current Rule 12b-1 plan may be terminated with respect to Investor Shares at any time by the Board, by a majority of the Independent Trustees or by the shareholders of Investor Shares.

Expenses in connection with the Rule 12b-1 compensation plan for the fiscal year ended December 31, 2021, are set forth in the table below:

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Fund	Advertising	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges	Other
Global Luxury Goods Fund	$52,043	n/a	$9,256	$20,755	$13,591	n/a	$29,217
Gold and Precious Metals Fund	$8,241	n/a	$14,077	$209,190	$35,901	n/a	$77,707
World Precious Minerals Fund	$9,680	n/a	$12,084	$124,709	$25,385	n/a	$54,916
Global Resources Fund	$4,339	n/a	$10,108	$95,405	$14,960	n/a	$24,220
Emerging Europe Fund	$495	n/a	$8,142	$47,363	$3,801	n/a	$1,939
China Region Fund	$235	n/a	$7,605	$9,507	$2,485	n/a	$3,741

Foreside Fund Services, LLC received $1,036,343 from the above funds during the fiscal year ended December 31, 2021. Rule 12b-1 plan monies received but not disbursed are held at the Distributor for future distribution related expenses.

TRANSFER AGENCY AGREEMENT

Apex also serves as each fund’s transfer agent pursuant to the Services Agreement, as amended. Each fund pays Apex a monthly fee, as well as certain out-of-pocket expenses. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charges to the funds.

In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services, the Trust has adopted a Shareholder Services Plan. The Shareholder Services Plan provides that each fund shall pay a monthly fee up to one-twelfth (1/12) of 20 basis points (0.20%) of the value of the shares of the funds held in accounts at the institutions. These fees cover the usual transfer agency functions.

PORTFOLIO MANAGERS

COMPENSATION FOR FRANK HOLMES, RALPH ALDIS, AND JOANNA SAWICKA

The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary from the Adviser that is competitive in light of the portfolio manager’s experience and responsibilities.

MONTHLY AND QUARTERLY BONUSES. The bonuses are primarily driven by assets under management and performance of the funds. Bonuses are awarded only if the fund performance is within certain percentiles of each fund’s Lipper peer group (or pertinent subset), performance is above the benchmark or the Sortino Ratio or is awarded certain rankings by third-party ranking services. The following is the Lipper peer group for each of the funds: China Region Fund - Lipper China Region Funds; Emerging Europe Fund - Lipper Emerging Markets Funds; Global Luxury Goods Fund - Lipper Mid-Cap Growth Funds; Near-Term Tax Free Fund - Lipper Short-Intermediate Municipal Debt Funds; Gold and Precious Metals and World Precious Minerals Funds - Lipper Precious Metals Funds and Global Resources Fund - pertinent subset of Lipper Global Natural Resources Funds. The portfolio managers serving on investment teams providing advisory services to accounts with performance-based fees may receive a discretionary bonus.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.

Frank Holmes receives a base salary, a percentage of the monthly and quarterly bonuses paid to the other portfolio managers, an annual bonus based upon the Adviser’s operational earnings, and an annual bonus based upon the performance of the Adviser’s own investment account.

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PORTFOLIO MANAGER: FRANK E. HOLMES

OTHER MANAGED ACCOUNTS AS OF 12/31/2021

TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF PERFORMANCE FEE ACCOUNTS	TOTAL ASSETS OF PERFORMANCE FEE ACCOUNTS
Registered investment companies	2	$3.33 billion	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	1	$35.5 million	0	$0

The Adviser manages one other account that pays a performance-based fee which could result in a higher fee than the management of the funds. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

Ownership of Securities

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND HELD AS OF 12/31/2021
Global Luxury Goods Fund	$500,001 – $1,000,000
Gold and Precious Metals Fund	$100,001 – $500,000
World Precious Minerals Fund	$100,001 – $500,000
Global Resources Fund	$100,001 – $500,000
Emerging Europe Fund	$100,001 – $500,000
China Region Fund	$100,001 – $500,000
Near-Term Tax Free Fund	Over $1,000,000
U.S. Government Securities Ultra-Short Bond Fund	$500,001 – $1,000,000

PORTFOLIO MANAGER: RALPH ALDIS

OTHER MANAGED ACCOUNTS AS OF 12/31/2021

TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF PERFORMANCE FEE ACCOUNTS	TOTAL ASSETS OF PERFORMANCE FEE ACCOUNTS
Registered investment companies	2	$3.33 billion	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND HELD AS OF 12/31/2021
Global Luxury Goods Fund	$100,001-$500,000
Gold and Precious Metals Fund	$100,001-$500,000
World Precious Minerals Fund	$100,001-$500,000
Global Resources Fund	$100,001-$500,000
Emerging Europe Fund	$10,001-$50,000
China Region Fund	$1-$10,000
Near-Term Tax Free Fund	$10,001-$50,000
U.S. Government Ultra-Short Bond Fund	$100,001-$500,000

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PORTFOLIO MANAGER: JOANNA SAWICKA

OTHER MANAGED ACCOUNTS AS OF 12/31/2021

TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF PERFORMANCE FEE ACCOUNTS	TOTAL ASSETS OF PERFORMANCE FEE ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND HELD AS OF 12/31/2021
Global Luxury Goods Fund	$1 - $10,000
Gold and Precious Metals Fund	$50,001-$100,000
World Precious Minerals Fund	$50,001-$100,000
Global Resources Fund	$1 - $10,000
Emerging Europe Fund	$10,001-$50,000
China Region Fund	$10,001-$50,000
Near-Term Tax Free Fund	$1 - $10,000
U.S. Government Ultra-Short Bond Fund	$1 - $10,000

REGULAR BROKERS OR DEALERS

On December 31, 2021, none of the funds held securities of its “regular brokers or dealers” (as such term is defined by Rule 10b-1 of the 1940 Act).

BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the funds and placing the funds’ securities transactions and negotiation of commission rates, where applicable, are made by the Adviser and are subject to review by the board of trustees. The Adviser seeks best execution for a fund taking into account various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided - viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the board of trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser will not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker-dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. Research services and products may be useful to the Adviser in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

The funds may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, the funds generally intend to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Near-Term Tax Free Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

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The brokerage commissions paid by the following funds for the three most recent fiscal years were as follows:

	Fiscal Year Ended December 31,
	2019	2020	2021
Global Luxury Goods Fund	$223,707	$252,440	$229,902
Gold and Precious Metals Fund	$308,066	$322,328	$474,741
World Precious Minerals Fund	$244,334	$362,538	$429,753
Global Resources Fund	$341,733	$248,976	$435,035
Emerging Europe Fund	$117,044	$223,835	$176,253
China Region Fund	$58,255	$130,166	$132,648
Near-Term Tax Free Fund	$9,250	$2,625	$3,750
U.S. Government Securities Ultra-Short Bond Fund	$3,600	$1,888	$1,080

During the fiscal year ended December 31, 2021, the following funds paid approximately $529,379 in brokerage commissions to firms that provided research services to the Adviser. These trades involved approximately $276,038,870 in principal value. The brokerage fees paid in this manner for each fund were as follows:

	COMMISSIONS	PRINCIPAL VALUE
Global Luxury Goods Fund	$143,826	$121,812,548
Gold and Precious Metals Fund	$102,545	$31,374,364
World Precious Minerals Fund	$78,177	$16,854,962
Global Resources Fund	$109,762	$56,815,005
Emerging Europe Fund	$90,307	$42,763,169
China Region Fund	$4,762	$6,058,822
Near-Term Tax Free Fund	$0	$0
U.S. Government Securities Ultra-Short Bond Fund	$0	$0
Total	$529,379	$276,038,870

TRADE AGGREGATION AND ALLOCATION PROCEDURES

The Adviser has adopted Trade Aggregation and Allocation Procedures (the “Procedures”) under which the Adviser may aggregate client (including the funds) purchase or sale orders and may also aggregate orders for the Adviser’s own account to achieve more efficient execution, lower per share brokerage costs, and in the aggregate, better prices. The Adviser’s Procedures are designed to ensure that each of the Adviser’s clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser’s duty of best execution and with the client’s investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.

Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant to the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the funds’ ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.

Shares of each fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using securities, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such “in kind” purchase, the following conditions will apply:

1.	The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or
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otherwise be illiquid.

2.	Securities of the same issuer must already exist in the fund’s portfolio.

3.	The securities must have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the NYSE, or NASDAQ-AMEX.

4.	Any securities so acquired by the fund shall not comprise over 5% of the fund’s net assets at the time of such exchange.

5.	No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

6.	The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an “in kind” purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section entitled Net Asset Value in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under federal and state law of making such an “in kind” purchase.

ADDITIONAL INFORMATION ON REDEMPTIONS

REDEMPTION IN KIND. The Declaration of Trust permits the right to redeem fund shares in cash or in kind. However, the Global Luxury Goods Fund, the Gold and Precious Metals Fund, the Emerging Europe Fund and the China Region Fund have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of these funds solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of these funds receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund. Redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may not suspend redemption privileges, or postpone the date of payment for more than seven days after the redemption order is received, except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

FEDERAL INCOME TAXES

TAXATION OF THE FUNDS - IN GENERAL

Each fund has elected and qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. If a fund so qualifies, it will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders.

In order to qualify as a regulated investment company, a fund must satisfy the following requirements:

•	distribute each taxable year at least the sum of (i) 90% of the fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of a fund’s net tax-exempt interest (the excess of its
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gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute substantially all of such income each year (“Distribution Requirement”);

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“Gross Income Test”);

•	satisfy the following asset diversification test at the close of each quarter of the fund’s tax year: (1) at least 50% of the value of the fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the fund has not invested more than 5% of the value of the fund’s total assets in securities of an issuer and as to which the fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“Asset Value Test”).

The requirements for qualification as a regulated investment company may significantly limit the extent to which a fund may invest in some investments, including certain commodity exchange-traded funds and commodity-linked investments. Furthermore, in order to be entitled to pay exempt-interest dividends to shareholders, the Near-Term Tax Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, local and other obligations the interest of which is exempt from federal income tax under section 103(a) of the Code. The Near-Term Tax Free Fund intends to satisfy this requirement.

If for any taxable year, a fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Gross Income Test or Asset Value Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

For investors that hold their fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the fund’s after-tax performance. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the fund may cause such investors to be subject to increased U.S. withholding taxes.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Near-Term Tax Free Fund. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.

TAXATION OF THE FUND’S INVESTMENTS

Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains for an unlimited period. The funds’ capital gains and losses are determined only at the end of each fiscal year. The loss carryforwards and related expiration dates for each fund, as of December 31, 2021, are as follows:

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	No Expiration
Fund	Short-Term	Long-Term	Total
U.S. Government Securities Ultra-Short Bond	–	–	–
Near-Term Tax Free	$664,007	$518,841	$1,182,848
Global Luxury Goods	$1,373,657	$178,770	$1,552,427
Global Resources	$162,155,829	$69,746,755	$231,902,584
World Precious Minerals	$87,272,889	$247,434,706	$334,707,595
Gold and Precious Metals	$41,851,127	$29,383,960	$71,235,087
Emerging Europe	$13,198,697	$9,347,574	$22,546,271
China Region	–	–	–

In accordance with federal income tax rules, net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each fund’s tax year, are deemed to arise on the first day of the fund’s next tax year if the fund elects to defer such losses. The funds did not defer any losses incurred after October 31, 2021.

A fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year. A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

A fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund’s income for purposes of the Gross Income Test and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.

The fund may retain or distribute to shareholders its net capital gain for each taxable year. The fund currently intends to distribute net capital gains. If the fund elects to retain its net capital gain, the fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the fund elects to retain its net capital gain, it is expected that the fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such fund shares. Return of capital distributions can occur for a number of reasons including, among others, the fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

For federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for federal income tax purposes, whether or not any income is actually received, and therefore, is subject to the Distribution Requirement. Because a fund will not receive a cash payment of interest, in order to satisfy the Distribution Requirement, a fund may have to sell other securities at a time when it might otherwise have continued to hold them. Original issue discount with respect to tax-exempt obligations generally will be excluded from a fund’s taxable income, although such discount will be included in gross income for purposes of the Gross Income Test. Original issue discount is accrued and added to the adjusted tax

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basis of the securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined based on a constant yield to maturity, which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount. In addition, to the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently under the original issue discount rules even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

Debt securities may be purchased by a fund at a discount that exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This discount represents market discount for federal income tax purposes. To the extent that a fund purchases debt securities (including tax exempt bonds) at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will generally be treated as taxable interest income to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

A fund whose portfolio is subject to the market discount rules may be required to defer the deduction of part or all of any net direct interest expense incurred to purchase or carry any debt security (other than a tax exempt obligation) having market discount, unless the fund makes the election to include market discount in income currently.

The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund’s adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, reduces the fund’s basis in the securities, and, generally, must be amortized under a constant yield method.

A fund’s investment in lower-rated or unrated debt securities may present issues for the fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Gross Income Test nor qualifying assets for purposes of satisfying the Asset Value Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities and certain ETFs or be forced to sell other investments to generate income due to the Gross Income Test. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Value Test or Gross Income Test, which, in general, are limited to those due to reasonable cause and not willful neglect.

If a fund owns shares in a foreign corporation that is a PFIC for U.S. federal income tax purposes and that fund does not elect alternative tax treatment, that fund may be subject to U.S. federal income tax on part of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a PFIC will not lead to any deduction or credit to the fund or any shareholder. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time to make the elections discussed below.

Rather than being taxed on PFIC income as discussed above, a fund may be eligible to elect alternative tax treatment. If the fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the fund may be required to include its share of the PFIC’s ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the Distribution Requirement even if the fund did not receive any income to distribute. In addition, another election may be available that would involve marking-to-market the fund’s shares in a PFIC at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election is available and is made, federal income tax at the fund level under the PFIC rules would generally be eliminated, but the fund could, in limited circumstances, incur nondeductible interest charges. A fund’s intention to qualify annually as a regulated investment company may limit its options with respect to shares in a PFIC.

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A fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the fund, defer the fund’s losses and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement for avoiding income and excise taxes.

In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The amount of any realized gain or loss on closing out options on certain stock indices will result in a capital gain or loss for federal income tax purposes. Such options held by a fund at the end of each fiscal year on a broad-based stock index generally are treated under the Code as “Section 1256 contracts” and will be required to be “marked-to-market” for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by a fund may also be Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by a fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to- market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

A fund’s investments in REITs may result in the fund’s receipt of cash in excess of the REIT’s earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends- received deduction and generally will not constitute qualified dividend income (see “Taxation of the Shareholder” below). The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under a notice issued by the Internal Revenue Service, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate.

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock

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of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

TAXATION OF THE SHAREHOLDER

Shareholders will be subject to federal income taxes on distributions made by a fund (other than distributions of exempt-interest dividends paid by the Near-Term Tax Free Fund), whether received in cash or additional shares of the fund. Distributions of net investment income, other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income to the extent of the fund’s earnings and profits. Additionally, any net short-term capital gain in excess of any net long-term capital loss will be taxable to shareholders as ordinary income. Distributions of “qualified dividend income,” as such term is defined in section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at the rates applicable to long-term capital gain (currently 20%), without regard to how long a shareholder has held shares of the fund. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by a fund may qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code described below are satisfied. Generally, however, dividends received on most REITs and on stocks of foreign issuers that are held by a fund are not eligible for the dividends-received deduction when distributed to the fund’s corporate shareholders. Since none of the net investment income of the Near-Term Tax Free Fund or the U.S. Government Securities Ultra-Short Bond Fund is expected to arise from dividends on common or preferred stock, none of the funds’ distributions are expected to be treated as qualified dividend income or qualify for the 50% corporate dividends-received deduction.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a fund’s shareholders to be treated as qualified dividend income, the fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of stock of a foreign corporation that is readily tradeable on an established securities market in the United States) or (b) treated as a PFIC.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividend on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

As discussed above, the Near-Term Tax Free Fund intends to satisfy the requirements in order to pay exempt-interest dividends. If the Near-Term Tax Free Fund satisfies the requirements, to the extent that the Near-Term Tax Free Fund’s dividends distributed to shareholders are derived from interest income exempt from federal income tax under section 103(a) of the Code and are designated as “exempt-interest dividends” by the fund, they will be excludable from a shareholder’s gross income for federal income tax purposes. Shareholders who are recipients of social security benefits should be aware that exempt-interest dividends received from the fund are includable in their “modified adjusted gross income” for purposes of determining the amount of such social security benefits, if any, that are required to be included in their gross income.

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All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Near-Term Tax Free Fund invests primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Income on investments by the fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Shareholders in a qualified fund of funds that receive exempt- interest dividends should consult their own tax advisors as to whether such dividends are exempt from personal income tax in their state of residence. In addition, most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.

Distributions by a fund will result in a reduction in the net asset value of fund shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. The gain or loss will generally be long-term if the shares were held more than one year and short-term if the shares were held less than one year. If a shareholder of the Near-Term Tax Free Fund receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend, unless the fund declares exempt- interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Similarly, if a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized. All or a portion of any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on and paid with your federal income tax return.

The Near-Term Tax Free Fund may invest in private activity bonds. Interest on private activity bonds is generally subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as “tax preference items”). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for purposes of determining whether a taxpayer is subject to the AMT and

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the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Adviser’s nor the Trust’s counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, a fund may be required to report to the Internal Revenue Service and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Near-Term Tax Free Fund will generally not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Each fund is required in certain circumstances to withhold federal income tax (“backup withholding”) at a current rate of 24% on reportable payments, including dividends (which includes exempt-interest dividends), capital gain distributions and the proceeds of sales or other dispositions of the fund’s shares, paid to certain shareholders who do not furnish the fund with their correct social security number or other taxpayer identification number and make certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.

Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

In general, capital gain dividends reported by the fund to shareholders as paid from its net long-term capital gains, other than long- term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year.

In general, exempt-interest dividends reported by the fund to shareholders as paid from net tax-exempt income are not subject to U.S. withholding tax.

Generally, dividends reported by the fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The fund reserves the right to not report interest-related dividends or short- term capital gain dividends. Additionally, the fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Ordinary dividends paid by the fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject

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to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of fund shares, but the fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the fund expects that neither gain on the sale or redemption of fund shares nor fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

Transfers by gift of shares of the fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the fund, including the applicability of foreign tax.

Under FATCA, the fund will be required to withhold a 30% tax on income dividends paid by the fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

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An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

TAX BASIS REPORTING

A fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the fund will calculate it using the fund’s default method of average cost, unless you instruct the fund to use a different calculation method. For additional information regarding the fund’s available cost basis reporting methods, including its default method, please contact the fund. If you hold your fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the fund if you intend to utilize a method other than the fund’s default method for covered shares. If you do not notify the fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The fund will compute and report the cost basis of your fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the fund is not required to, and in many cases the fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the fund.

CURRENCY FLUCTUATIONS - “SECTION 988” GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues income or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a fund’s net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any

48

distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his fund shares. To the extent that such distributions exceed such shareholder’s basis, they will be treated as a gain from the sale of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by a fund may create “straddles” for U.S. federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities. A fund may also be required to “mark-to-market” certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the Distribution Requirement.

FOREIGN TAXES

Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

Under the Code, if more than 50% of the value of a fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to “pass-through” to the fund’s shareholders the amount of such foreign income and withholding taxes paid by the fund. If the fund makes such an election and obtains a refund of foreign taxes paid by the fund in a prior year, the fund may be eligible to reduce the amount of foreign taxes reported by the fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. A shareholder then will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. federal income taxes, subject in both cases to certain limitations. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Each shareholder will be notified after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that year and, if so, such notification will include the shareholder’s proportionate share of foreign source income and foreign taxes paid.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to “passive income,” which includes, among other types of income, dividends and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and statement of additional information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

FUND ACCOUNTANT AND ADMINISTRATOR

Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101 serves as fund accountant and administrator for all funds of the Trust described in this Statement of Additional information.

CUSTODIAN

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, 02110, serves as custodian for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities, Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust.

TRANSFER AGENT

Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101, serves as transfer agent for all funds of the Trust described in this Statement of Additional Information.

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DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2021, are hereby incorporated by reference from the funds’ Annual Report to Shareholders dated December 31, 2021. A copy of the financial statements will be provided, free of charge, upon request to Apex Fund Services, c/o U.S. Global Investors Funds, P.O. Box 588, Portland, Maine 04112, or 1-800-873-8637.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust. The independent registered public accounting firm audits and reports on the funds’ annual financial statements, reviews certain regulatory reports and the funds’ federal income tax returns, and may perform other professional accounting, auditing, tax, and advisory services to the extent approved by the Audit Committee of the Trust. Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as legal counsel to the Trust and to the independent trustees of the Trust.

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PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

(a)	Agreement and Declaration of Trust, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(b)	By-laws, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	1.	Advisory Agreement with U.S. Global Investors, Inc., dated October 1, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

2.	Amended and Restated Administrative Services Agreement with U.S. Global Investors, Inc., dated August 14, 2014, incorporated by reference to Post-Effective Amendment No. 122 filed April 30, 2015 (EDGAR Accession No. 0001104659-15-032332).

3.	Amended Administrative Services Agreement with U.S. Global Investors, Inc., dated December 9, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

4.	Expense Limitation Agreement for Global Luxury Goods Fund and Near-Term Tax Free Fund dated March 18, 2022, filed herein.

5.	Amended Schedule A to the Advisory Agreement with U.S. Global Investors, Inc., dated December 15, 2020, incorporated by reference to Post-Effective Amendment No. 144 filed April 29, 2021 (EDGAR Accession No. 0001398344-21-008866).

6.	Amended Appendix to Administrative Services Agreement with U.S. Global Investors, Inc., dated December 22, 2020, incorporated by reference to Post-Effective Amendment No. 144 filed April 29, 2021 (EDGAR Accession No. 0001398344-21-008866).

(e)	1.	Distribution Agreement with Foreside Fund Services, LLC dated December 10, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

2.	Amended and Restated Shareholder Servicing Agreement, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

3.	Distribution Agreement with Foreside Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).

4.	First Amendment dated July 1, 2020 to Distribution Agreement with Foreside Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 142, filed July 1, 2020 (Edgar Accession No. 0001398344-20-013119).

5.	Second Amendment dated December 22, 2020 to Distribution Agreement with Foreside Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 144 filed April 29, 2021 (EDGAR Accession No. 0001398344-21-008866).

6.	Novation dated September 30, 2021 to the Distribution Agreement between Registrant and Foreside Fund Services, LLC dated September 30, 2021, filed herein.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	1.	Custodian Agreement, dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

2.	Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

3.	Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

4.	Amendment dated February 21, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

5.	Amendment dated April 23, 2006, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).

6.	Amendment dated October 1, 2008, to Custodian Agreement dated November 1, 1997 between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

7.	Amendment dated July 1, 2020 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 142, filed July 1, 2020 (Edgar Accession No. 0001398344-20-013119).

8.	Amendment dated December 22, 2020 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 144 filed April 29, 2021 (EDGAR Accession No. 0001398344-21-008866).

9.	Assignment dated December 16, 2021 between U.S. Global Investors Funds, Brown Brothers Harriman & Co., and State Street Bank and Trust Company to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated November 1, 1997 filed herein.

(h)	1.	Transfer Agent Servicing Agreement, dated September 5, 2013, between Registrant and U.S. Bancorp Fund Services, LLC, incorporated by reference to the N-14 filed October 24, 2013 (EDGAR Accession No. 0001104659-13-077689).

2.	Administration Agreement dated August 14, 2014 between Registrant and SEI Investments Global Funds Services, incorporated by reference to Post-Effective Amendment No. 122 filed April 30, 2015 (EDGAR Accession No. 0001104659-15-032332).

3.	Amended and Restated Services Agreement between Registrant, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) and Atlantic Shareholder Services, LLC, dated December 9, 2015, as amended March 24, 2016, December 8, 2016, and March 23, 2017, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).

4.	Shareholder Services Plan dated December 9, 2015, as amended March 23, 2017, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).

5.	Amended Appendix dated July 1, 2020 to Services Agreement between Registrant, Atlantic Fund Administration (d/b/a Apex Fund Services) and Atlantic Shareholder Services, LLC, dated December 9, 2015, as amended March 24, 2016, December 8, 2016, and March 23, 2017, incorporated by reference to Post-Effective Amendment No. 142, filed July 1, 2020 (Edgar Accession No. 0001398344-20-013119).

(i)	Opinion of Counsel, filed herein.

(j)	Consent of BBD, LLP, filed herein.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	1.	Amended Distribution Plan, dated March 4, 2010, incorporated by reference to Post-Effective Amendment 107 filed April 30, 2010 (EDGAR Accession No. 0001104659-10-02438).

2.	Amended and Restated Distribution Plan Pursuant to Rule 12b-1 Plan, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

3.	Distribution Plan dated December 9, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

4.	Amended Appendix to the Distribution Plan dated December 9, 2015, filed herein.

(n)	1.	Multi-Class and Expense Allocation Policy dated June 24, 2020, incorporated by reference to Post-Effective Amendment No. 142, filed July 1, 2020 (Edgar Accession No. 0001398344-20-013119).

(o)	Powers of Attorney, dated December 9, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

(p)	1.	U.S. Global Investors Funds Code of Ethics, incorporated by reference to Post-Effective Amendment 125 filed April 29, 2016 (EDGAR Accession No. 0001398344-16-012463).

2.	U.S. Global Investors, Inc. Code of Ethics dated March 21, 2018, as revised December 4, 2019, incorporated by reference to Post-Effective Amendment No. 135 filed April 28, 2020 (EDGAR Accession No. 0001398344-20-008645).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “Principal Holders of Securities.”

ITEM 30. INDEMNIFICATION

Under the Registrant’s Agreement and Declaration of Trust, Article IX :

Section 9.02 Indemnification of trustees, officers and employees.

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is, or has been, a trustee or an officer, or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate series (out of assets belonging to that series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof (ii) as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been finally adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement not involving a final adjudication (as provided for in paragraph (b)(i)), unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A)by the court or other body approving the settlement; (B) by at least a majority of those trustees who neither are interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section may be paid by the Trust or series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or series if it ultimately is determined that he is not entitled to indemnification under this Section ; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section

Section 9.03. Indemnification of shareholders. In case any shareholder or former shareholder of any series shall be held to be personally liable solely by reason of his being or having been a shareholder of such series and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall assume, upon request by the shareholder, the defense of any claim made against the shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the Series.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to business and other connections of Registrant’s investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled “Fund Management” in the Prospectus and “Investment Advisory Services” in the Statement of Additional Information.

ITEM 32. PRINCIPAL UNDERWRITERS

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
4.	AdvisorShares Trust
5.	AFA Multi-Manager Credit Fund
6.	AGF Investments Trust
7.	AIM ETF Products Trust
8.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
9.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
11.	AlphaCentric Prime Meridian Income Fund
12.	American Century ETF Trust
13.	American Customer Satisfaction ETF, Series of ETF Series Solutions
14.	Amplify ETF Trust

15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ASYMmetric ETFs Trust
20.	Bluestone Community Development Fund
21.	BondBloxx ETF Trust
22.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
23.	Bridgeway Funds, Inc.
24.	Brinker Capital Destinations Trust
25.	Brookfield Real Assets Income Fund Inc.
26.	Build Funds Trust
27.	Calamos Convertible and High Income Fund
28.	Calamos Convertible Opportunities and Income Fund
29.	Calamos Dynamic Convertible and Income Fund
30.	Calamos Global Dynamic Income Fund
31.	Calamos Global Total Return Fund
32.	Calamos Strategic Total Return Fund
33.	Carlyle Tactical Private Credit Fund
34.	Cboe Vest Bitcoin Managed Volatility Fund, Series of World Funds Trust
35.	CBOE Vest S&P 500® Buffer Strategy Fund, Series of World Funds Trust
36.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
37.	Cboe Vest S&P 500® Enhanced Growth Strategy Fund, Series of World Funds Trust
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund
39.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
40.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
41.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
42.	Clifford Capital Partners Fund, Series of World Funds Trust
43.	Cliffwater Corporate Lending Fund
44.	Cliffwater Enhanced Lending Fund
45.	Cohen & Steers Infrastructure Fund, Inc.
46.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
47.	CornerCap Group of Funds
48.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
49.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
50.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
51.	Davis Fundamental ETF Trust
52.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
53.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
54.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
55.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions
56.	Defiance Next Gen Big Data ETF, Series of ETF Series Solutions
57.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
58.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
59.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
60.	Defiance Quantum ETF, Series of ETF Series Solutions
61.	Direxion Shares ETF Trust
62.	Dividend Performers ETF, Series of Listed Funds Trust
63.	DoubleLine Opportunistic Credit Fund
64.	DoubleLine Yield Opportunities Fund

65.	Eaton Vance NextShares Trust
66.	Eaton Vance NextShares Trust II
67.	EIP Investment Trust
68.	Ellington Income Opportunities Fund
69.	Esoterica Thematic ETF Trust
70.	ETF Opportunities Trust
71.	Evanston Alternative Opportunities Fund
72.	Exchange Listed Funds Trust
73.	Fiera Capital Series Trust
74.	FlexShares Trust
75.	FOMO ETF, Series of Collaborative Investment Series Trust
76.	Forum Funds
77.	Forum Funds II
78.	Friess Brandywine Blue Fund, Series of Managed Portfolio Series
79.	Friess Brandywine Fund, Series of Managed Portfolio Series
80.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
81.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
82.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
83.	Grizzle Growth ETF, Series of Listed Funds Trust
84.	Guinness Atkinson Funds
85.	Harbor ETF Trust
86.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
87.	Infusive US Trust
88.	Innovator ETFs Trust
89.	Ironwood Institutional Multi-Strategy Fund LLC
90.	Ironwood Multi-Strategy Fund LLC
91.	John Hancock Exchange-Traded Fund Trust
92.	Kelly Strategic ETF Trust
93.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
94.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
95.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
96.	Mairs & Power Funds Trust
97.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
98.	Manor Investment Funds
99.	Milliman Variable Insurance Trust
100.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
101.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
102.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
103.	Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
104.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust
105.	Morningstar Funds Trust
106.	OSI ETF Trust
107.	OTG Latin American Fund, Series of World Funds Trust
108.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
109.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
110.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
112.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
115.	Palmer Square Opportunistic Income Fund

116.	Partners Group Private Income Opportunities, LLC
117.	PENN Capital Funds Trust
118.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
119.	Perkins Discovery Fund, Series of World Funds Trust
120.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
121.	Plan Investment Fund, Inc.
122.	PMC Funds, Series of Trust for Professional Managers
123.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
124.	Preferred-Plus ETF, Series of Listed Funds Trust
125.	Putnam ETF Trust
126.	Quaker Investment Trust
127.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
128.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
129.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
130.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
131.	REMS Real Estate Value-Opportunity Fund, Series of World Funds Trust
132.	Renaissance Capital Greenwich Funds
133.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
134.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
135.	Reynolds Funds, Inc.
136.	RiverNorth Volition America Patriot ETF, Series of Listed Funds Trust
137.	RMB Investors Trust
138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
142.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
143.	Roundhill MEME ETF, Series of Listed Funds Trust
144.	Roundhill MVP ETF, Series of Listed Funds Trust
145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust
147.	Rule One Fund, Series of World Funds Trust
148.	Salient MF Trust
149.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.	SHP ETF Trust
153.	Six Circles Trust
154.	Sound Shore Fund, Inc.
155.	Spear Alpha ETF, Series of Listed Funds Trust
156.	Strategy Shares
157.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
158.	Syntax ETF Trust
159.	The B.A.D. ETF, Series of Listed Funds Trust
160.	The Chartwell Funds
161.	The Community Development Fund
162.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
163.	The Finite Solar Finance Fund
164.	The NextGen Trend and Defend ETF, Series of Collaborative Investment Series Trust
165.	The Private Shares Fund (f/k/a SharesPost 100 Fund)

166.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
167.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
168.	Third Avenue Trust
169.	Third Avenue Variable Series Trust
170.	Tidal ETF Trust
171.	TIFF Investment Program
172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Transamerica ETF Trust
180.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
181.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
182.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
183.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
191.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
194.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
195.	Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
196.	U.S. Global Investors Funds
197.	Union Street Partners Value Fund, Series of World Funds Trust
198.	Variant Alternative Income Fund
199.	Variant Impact Fund
200.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
203.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
204.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
205.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
206..	VictoryShares Protect America ETF, Series of Victory Portfolios II
207.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
208.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
209.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
210.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
214.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II

217.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
218.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
219.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
220.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
221.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
222.	Walthausen Funds
223.	West Loop Realty Fund, Series of Investment Managers Series Trust
224.	WisdomTree Trust
225.	WST Investment Trust
226.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

ITEM 32(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records maintained by the registrant are kept at the registrant’s office located at Three Canal Plaza, Suite 600, Portland, Maine. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian for U.S. Global Investors Funds are maintained at 50 Post Office Square, Boston, Massachusetts 02110. All accounts and records maintained by Atlantic Shareholder Services, LLC as transfer agent, and by Apex Fund Services as fund accountant and administrator for U.S. Global Investors Funds are maintained at Three Canal Plaza, Suite 600, Portland, Maine.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of Portland, State of Maine, on this 27th day of April, 2022.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Jessica Chase
Jessica Chase
President, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ David Tucker*		April 27, 2022
David Tucker	Trustee

/s/ Mark D. Moyer*		April 27, 2022
Mark D. Moyer	Trustee

/s/ Jennifer Brown-Strabley*		April 27, 2022
Jennifer Brown-Strabley	Trustee

/s/ Jessica Chase		April 27, 2022
Jessica Chase	Trustee

*BY:	/s/ Zachary Tackett
Zachary Tackett
Attorney-in-Fact under Power of Attorney Dated
December 9, 2015

Exhibit List

(d)(4)	Expense Limitation Agreement for Global Luxury Goods Fund and Near-Term Tax Free Fund dated March 18, 2022, filed herein.
(e)(6)	Novation dated September 30, 2021 to the Distribution Agreement between Registrant and Foreside Fund Services, LLC dated September 30, 2021, filed herein.
(g)(9)	Assignment dated December 16, 2021 between U.S. Global Investors Funds, Brown Brothers Harriman & Co., and State Street Bank and Trust Company to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated November 1, 1997 filed herein.
(i)	Opinion of Counsel, filed herein.
(j)	Consent of BBD, LLP, filed herein.
(m)(4)	Amended Appendix to the Distribution Plan dated December 9, 2015, filed herein.